PLAN (AMENDED) EXHIBIT "I"

          List of Allowed Section 510(b) Equity Claims of Claimants
              Who Purchased Existing Common Stock and Have Not
           Reported Stock as Sold as Uniformly Calculated by the
                             Trustee (Class 9)

                                EXHIBIT " I"

                                  LIST OF
          ALLOWED* SECTION 510(b) EQUITY CLAIMS OF CLAIMANTS WHO
    PURCHASED EXISTING COMMON STOCK AND HAVE NOT REPORTED STOCK AS SOLD AS
                UNIFORMLY CALCULATED BY THE TRUSTEE- (CLASS 9)

*	Unless indicated as disputed

CLAIM   CLAIMANT                                EXPLAN.   NUMBER         Column 1        Column 2      Column 3
NO.                                             NOTES     OF SHARES      CLAIM AMOUNT    AMOUNT OF     CLASS 9 ALLOWED
                                                          OF EXISTING    AS UNIFORMLY    CREDIT FOR    CLAIM AMOUNT
                                                          COMMON         CALCULATED BY   VALUE OF      AFTER CREDIT
                                                          STOCK          THE TRUSTEE     EXISTING      FOR VALUE OF
                                                          CLAIMED TO BE  BEFORE CREDIT   COMMON STOCK  EXISTING COMMON
                                                          OWNED (NOT     FOR VALUE OF    OWNED         STOCK OWNED
                                                          REPORTED AS    EXISTING                      (COLUMN 1 LESS
                                                          SOLD)          COMMON STOCK                  COLUMN 2)
                                                                         OWNED
2439    Aasen, Alton D.                                         200          $1,425.00
2004    Abel, Barbara R.                                        300          $2,162.82
3374    Abrams, Jerome B.                                       100            $900.00
3275    Acheson, Vaun D. & Billie R.                          1,000          $3,980.00
 522    Ackermann, Albert J.                                    200          $2,175.00
1243    Adams, David G. & Lucie F.                              600          $4,250.00
1864    Agee, Andrew R                                          200          $3,025.00
1487    Aichlmayr, Gary L.                                      200          $2,500.00
1192    Alexander, William                                      200          $1,400.00
3520    American Heart Association/Iowa
           Affiliate                                            200          $1,523.57
 332    American Line Builders Money
           Purchase... (a)                                    7,000         $35,538.00
 332    American Line Builders Money
           Purchase... (b)                                    2,000         $16,875.00
2390    Amussen, Franz S. (a)                                   500          $1,919.00
4090    Anderson, David L.                                      100          $1,102.35
3234    Anderson, Evan & Roger                                  600          $5,063.00
 916    Anderson, James D.                                    1,000          $8,219.74
 971    Anderson, Kevin L.                                      100              $0.00                          $0.00
2755    Anderson, Martin C.T.                                   900          $6,225.76
2640    Anderson, Stephanie J.                                  300          $3,050.00
1015    Anderson, Theadore C.                                   100          $1,380.48
1222    Anderson, Vesta B. (a)                                2,000         $11,250.00
 952    Anthes, Robert R. & Elsie C.                            100            $700.00
3310    Antinori, James V.                                    1,765         $25,000.00
3311    Antinori, James V. *DISPUTED*                           584          $7,018.00
                                                                            *DISPUTED*
 311    Aposhian, Arno                                          100            $999.35
2556    Armbruster Investment Club                            1,900         $17,878.00
 697    Armbruster, Dean & Judy                                 500          $6,325.00
3019    Armstrong, Thomas E. (Custodian)                        100          $1,250.00
1339    Arnold, A.J. & Mildred L.                             2,000          $6,812.50
3966    Arnold, Alvan J.                                      6,000              $0.00                          $0.00
3967    Arnold, Mildred L.                                      500              $0.00                          $0.00
 285    Arveson, Michael                                        100          $1,125.00
2123    Ashford, Charles                                         11             $93.50
1894    Athen, Orville T. & Jean E.                             300          $3,750.00
1395    Austin, Suzanne                                         525          $4,335.75
 456    Bach, Marvin                                            400              $0.00                          $0.00
2679    Backstrom, Carl C.                                      300          $3,750.00
1186    Bader, Louis G.                                       1,000         $12,500.00
        Baker, John D.                                          600          $1,854.50
2008    Baker, John D.                                        1,000          $7,591.25
1604    Baker, Randy L                                          300          $1,386.00
 439    Baldwin, Russell ("Rusty")                            1,000          $3,052.50
 347    Ball, Gordon M.                                         500          $2,450.67
 464    Bally, Walter L. & Sybil J.                             200          $1,800.00
1823    Banet, Richard V                                        100            $434.45
3519    Bannister, James M. (b)                                 200          $1,875.00
 828    Banta, Surinder C. & Dolores U.                      50,000              $0.00                          $0.00
 520    Bara, Chester P. & Emma J.                            1,000          $2,675.00
1821    Barker, Ann M                                           300          $2,812.50
 445    Barrett, Thomas P. & Elizabeth G.                       200            $705.00
1290    Bart Associates, Inc.                                   100            $876.90
3852    Barth, Dietmar                                          100            $900.00
1281    Baruch, Shaul C. (b)                                 20,000              $0.00                          $0.00
2517    Bateman, Mary Lou                                        11            $132.00
 553    Baum, Edwin L.                                          200          $2,164.44
2449    Bautner, Hans J.                                        206          $2,474.00
2924    Beam, Larry                                             200          $1,329.77
1699    Beauchamp, James R. & Colleen C.                      1,000          $7,250.00
1333    Beaudette, Franklin L.                                  300          $3,713.00
 658    Bechtel, Luann R.                                       100          $1,350.00
 919    Beck, Jay L. & Mary C.                                  100            $325.00
1977    Beecher, Jay                                            300          $3,168.75
2951    Beesley, Vern & Jeff                                     54            $325.00
 665    Behrens, Bertram H.                                     500          $3,937.50
2551    Bender, Barbara Lynn                                    150          $1,040.63
3921    Bender, Cecelia *DISPUTED*                              150          $1,041.00
                                                                            *DISPUTED*
2002    Benner, Ronald & Christine                               25            $188.00
3518    Bennett, Adrian A. (IRA)                                500          $5,056.25
3514    Bennett, Adrian A. III &
           Nancy A.M. (b)                                     1,000         $11,003.12
3517    Bennett, Alyssa (b)                                   1,730         $10,822.50
1861    Bennett, Louise F                                       300          $3,332.26
3513    Bennett, Nancy A. (IRA)                                 400          $3,450.00
4621    Bennett, Neel C.                                        595          $7,140.00
 566    Bennis, Daniel Charles & Cynthia Kay                    200          $1,800.00
 555    Benshoof, Paul T.                                       200          $2,500.00
3455    Bentley, Irene T. & R. Wayne                            500          $1,388.56
3456    Bentley, R. Wayne & Irene T.                            183          $1,961.77
 712    Bentley, Randy W.                                       600          $1,833.00
4116    Bentley, Randy W. (b)                                 5,000              $0.00                          $0.00
 754    Berge-Buss, Rebecca S.                                  100            $800.00
4463    Berglund, Shirley A.                                    400          $5,000.00
3690    Berglund, Virgil                                        100            $700.00
2386    Berkeland, Garth W                                      100            $662.50
2403    Berkley, Donald T & Marilyn J                           500          $6,250.00
 461    Berlinger, Alexander & Alice B. (a)                     150          $1,194.75
 461    Berlinger, Alexander & Alice B. (b)                     250          $3,125.00
 502    Bernhard, Richard A. & Maryon K.                         20            $117.50
4186    Berriochoa, Michael V.                                  274          $2,075.00
3148    Berry, John D.                                        1,000          $3,885.00
 704    Bertagna, Victor B.                                   1,000          $3,581.35
 931    Bertels, John A. Jr. (a)                              1,000          $3,347.00
 931    Bertels, John A. Jr. (b)                              4,000              $0.00                          $0.00
1579    Bertram, Ronald G. & Betty J.                         1,000              $0.00                          $0.00
3446    Bertsche, Jon W. & Anne V.                              600          $8,853.00
3828    Betcher, Curtis J. *DISPUTED*                           100              $0.00
                                                                            *DISPUTED*
1567    Bettingen, Paul                                          16            $337.50
2362    Beyer, Paul & Jane M.                                   300          $1,893.75
4042    Bicera, Victoria V                                      100              $0.00                          $0.00
 941    Biesinger, Elaine C & Wilfred G                         200          $1,649.60
1394    Billett, Jane IRA                                       350          $3,370.75
1123    Billings, Thomas M. Jr.                                 200          $2,300.00
3202    Bitterman, David                                        200          $1,800.00
1199    Bjella, Leon                                            100            $675.00
4027    Blanchett, Mary Ellen D.                                700          $5,550.00
2683    Blaser, Irvin fbo Piper Jaffray                         100            $900.00
3916    Blaser, Lisa S.                                       2,000          $6,401.00
1111    Blattner, Robert P. & Nancy C.                          100            $900.00
2682    Blazer, Mildred fbo Piper Jaffray                       100            $900.00
1577    Blockwitz, William F. (b)                             1,000              $0.00                          $0.00
1012    Blommer, Ronald D                                       415          $2,697.50
1011    Bloomer, Elizabeth Tracy Trust                           50            $325.00
1013    Bloomer, R. D. Trustee for Gary
           Bloomer Trust                                         50            $325.00
 365    Boatman, Dan H.                                         500          $3,250.00
 299    Bodell, John & Barbara (a)                            1,000            $437.50
 795    Bodell, Michael J.                                    2,000         $13,422.25
2317    Boehme, Tyrrel                                          100            $814.50
 679    Boggs, Gary D.                                          200          $1,262.50
3859    Boldrin, Lawrence L.                                    300          $1,987.50
1028    Bolt, James M.                                          200          $1,575.00
 504    Bolten, Marjorie R. (a)                                 400          $5,002.52
 507    Bolten, Marjorie R. (a)                                 600          $6,250.00
 505    Bolten, Steven (a)                                      100          $1,187.50
 509    Bolten, Steven (a)                                      500          $1,375.00
 506    Bolten, Steven & Marjorie R.                          3,000              $0.00                          $0.00
 816    Bone, Don L.                                          1,000          $3,980.00
 491    Booth, G. Martin III                                  1,000          $3,581.35
1650    Borgers, Tom R.                                         200          $2,688.60
1982    Boss, Richard E. & Margaret F.                          875          $8,718.75
1226    Bossert, Steve & Patricia                               100            $550.00
4210    Bounds, Louise E.                                       189          $3,729.75
1156    Bowen, David R.                                       2,974         $29,740.00
2232    Bower, Brent & Gerri                                    200          $1,525.00
4111    Boyer, Stephen A. *DISPUTED*                            100              $0.00
                                                                            *DISPUTED*
1159    Boyer, William P.                                       100            $825.00
1160    Boyer, William P. Jr.                                   500          $5,850.00
1799    Bradway, James A                                     10,000         $38,615.00
 312    Brandenburg, James H.                                   300          $2,193.75
2534    Brandenburg, James H.                                   300          $2,193.75
1536    Brannon, Donald R                                       200          $1,482.50
2688    Brazil, Gerald R                                      1,000          $7,000.00
1842    Brehm, George Scott & Martha Ann (a)                    300          $2,000.00
 895    Brend, Shannon & Darian                               1,000          $3,750.00
3658    Brennan, Patricia A.                                    100            $900.00
4520    Brenton, R. Stanley                                     500          $3,250.00
2355    Brief, Barbara M.                                       400          $3,750.00
4008    Brinkman, Theodore W.                                   200          $1,800.00
4461    Brown, J. B. (a)                                      3,000          $8,250.00
4461    Brown, J. B. (b)                                        350          $2,537.50
4461    Brown, J. B. (c)                                        250          $1,750.00
4461    Brown, J. B. (d)                                        500          $3,937.50
 975    Brown, Kevin R.                                         900          $6,175.00
3484    Brown, Lee A. Custodian for
           Leslie B. Brown                                       40            $204.08
3485    Brown, Lee A. Custodian for
           Casey L. Brown                                        40            $204.08
1539    Brown, Susan I                                          400          $5,368.72
3511    Bruman, Dennis & Judy (b)                             2,800         $19,209.38
 959    Brummet, Colin K.                                     1,000          $9,000.00
2511    Brundage Rev Trust                                    1,000         $10,395.28
3604    Buck Family Trust                                       100            $344.00
2127    Buckingham, Michael A.                                  700          $6,825.00
2027    Bull, Helen L. Estate of                                500          $1,923.34
 587    Bunde, William A.                                       100            $662.50
1661    Burger, Gary C.                                         100          $1,175.00
3846    Burgess, William                                        250          $2,375.00
3088    Burket, Barbara                                          54            $570.00
3464    Burklund, Bradley A.                                    150          $1,488.00
 817    Burney, Doris M.                                      2,000          $6,100.00
2715    Burton, Julie & Margaret                                200          $2,350.00
2713    Burton, Margaret                                        200          $2,250.00
2714    Burton, Margaret R. & Vern R.                           400          $2,250.00
2720    Byrne, Alan F.                                          300          $1,537.47
 512    Cabak, John & Carol                                  10,000              $0.00                          $0.00
1640    Calascihetta, Joseph                                  5,000              $0.00                          $0.00
4130    Callender, Donald E.                                    300          $2,700.00
1653    Callinger, Wayne H. & Julia T.                          100            $900.00
4616    Cameron, Dale H. & Beverly G.                           100          $1,312.00
1196    Cameron, Neal C.                                        200          $1,360.00
 606    Cannan, James M.                                        200          $1,350.00
2404    Caples, James W. & Phyllis R. (b)                       936          $8,189.00
1939    Carleton, Paul J. (c)                                   500          $5,313.00
1051    Carlson, Richard A.                                     800          $9,500.00
3942    Carney, Sandra & Clem                                   240          $4,312.50
3885    Carney, Robert M. MD IRA                                500          $1,680.00
4128    Carpenter, Dean C. (a)                                  500          $4,000.00
4128    Carpenter, Dean C. (b)                                1,000              $0.00                          $0.00
1829    Carpenter, Roger E                                      850          $4,475.00
1256    Carpenter, Thomas J. (b)                                400          $2,325.00
3509    Carroll, Eileen E.                                      300          $3,412.50
2726    Carroll, Helen E.                                        11             $75.00
 833    Carter, Eugene H. & Mary E.                             200            $850.00
2622    Carter, Randy B.                                        200          $1,417.17
3702    Cartwright, Rodman C.                                   900          $7,862.50
2523    Cary, James M. & Kathleen  L. (b)                       100          $1,250.00
 561    Casement, Birdie                                      1,000              $0.00                          $0.00
 533    Casey, Catherine M. *DISPUTED*                          750              $0.00
                                                                            *DISPUTED*
 534    Casey, James A., Jean M. &
           James E. (a)                                       1,000          $4,250.00
 534    Casey, James A., Jean M. &
           James E. (b)                                       4,000              $0.00                          $0.00
3504    Cataldo, Beverly R. IRA (c)                           1,100          $7,937.50
3508    Cataldo, Brent (IRA) (a)                                800          $6,036.25
3507    Cataldo, Brian (IRA) (a)                                800          $6,036.25
3498    Cataldo, Dean (b)                                     1,480          $7,943.61
3506    Cataldo, Dean (b)                                     1,225          $9,246.88
3504    Cataldo, Don B. (a)                                     480          $4,193.61
3505    Cataldo, Kristine R. (IRA) (a)                          800          $5,987.50
3849    Catania, Joseph Jr.                                  10,000              $0.00                           $0.00
 316    Cavanaugh, Charles J.                                   200          $1,800.00
2448    Caywood, Chad A                                         270          $2,352.00
4614    Cecchi, Louis                                         2,000          $7,289.00
 330    Cerier, Helen Rae                                         3             $60.00
1693    CFB, as Trustee for
           Torger S. Kantrud                                  1,000          $4,125.00
1055    Chambers, Alice M. *DISPUTED*                         3,500          $4,566.75
                                                                            *DISPUTED*
 653    Chaney, Wilbur D.                                        25            $325.00
1962    Cheney, Richard A.                                      400          $2,966.87
1888    Cheney, Robert H. Custodian for
           Craig A. Cheney                                      200          $1,463.74
4102    Cheng, Wing                                             300          $3,750.00
1870    Cherian, Commen & Rachel                              5,000              $0.00                          $0.00
1300    Chesnutt, Jacqueline D.                                 900         $10,200.00
2271    Chettle, Lavina S & E V (Deceased)                    1,000          $3,525.00
1660    Childs, Norman L. & Jacqueline M.                       200          $1,355.48
1651    Chitwood, Harry Conrad                                  200            $625.00
3190    Chorley, Michael E. FBO
           Tyler Chorley                                        200          $2,537.00
1096    Christel, Marvin H. & Betty S.                          400          $3,471.15
 333    Christensen, Collin S. for
           Scott B. Christensen                                 250          $2,250.00
NONE    Christensen, Scott B.                                     0              $0.00
1535    Christiansen, Chad R                                    300          $1,400.00
1800    Christiansen, Robert M. & Elinor T.                     103            $669.50
1728    Christopherson, Archie J.                               200          $1,475.00
1062    Christopherson, Christopher
           (formerly Mardis)                                    100            $737.50
1727    Christopherson, Sharon                                  200          $1,475.00
1064    Ciani, Gabriel W.                                       100            $737.50
1063    Ciani, Mieke J.                                         100            $737.50
1219    Cizek, Joseph & Jennifer                              2,000          $8,875.00
1943    Claeys, Louis L.                                        400          $3,750.00
 525    Clark, Beverly M. & Anne S.                           1,800              $0.00                          $0.00
2974    Clark, John M.                                          100            $700.00
1317    Clark, Richard C.                                       400          $3,608.40
3463    Clark, Stella K.                                        180          $2,025.00
2302    Clarke, Steven A                                        500          $4,450.00
2452    Clathis, Dixie Kay                                    2,154         $25,848.00
4036    Clore, Jean M                                            50            $625.00
2510    Club 2000, a Partnership                                400          $3,800.00
 894    Codella, Thomas M. Custodian for
           Anthony Michael Codella                               50            $181.25
 556    Cohrone, Richard F. (a)                                 500          $1,854.17
4318    Cole, Darrel Keith                                      120          $1,440.80
3853    Cole, H.S.                                              200              $0.00
1768    Cole, Robert & Priscilla (b)                          9,050         $32,946.07
1768    Cole, Robert & Priscilla (c)                         15,750              $0.00                          $0.00
1769    Cole, Robert C.                                       1,500          $7,500.00
4063    Coleman, Elizabeth (a)                                  265          $1,722.50
4063    Coleman, William E (b)                                  265          $1,722.50
3980    Colling, Daniel P.                                      200          $1,325.00
 450    Collins, Wallace V.                                   2,000         $25,000.00
 694    Colorado Venture Management, Inc.                       105            $682.50
2545    Coloroso, Robert D. *DISPUTED*                                           $0.00
                                                                            *DISPUTED*
 752    Coloroso, Robert D. (b) *DISPUTED*                   10,000              $0.00                          $0.00
                                                                            *DISPUTED*
4565    Columbia Aluminum Corporation                       650,000              $0.00                          $0.00
1529    Colvin, Thomas D                                        162          $4,070.00
4261    Combs, David M. & Linda L.                              100          $1,362.50
4134    Con-Sy, Inc.                                            300          $3,125.00
2445    Conley, Willard G & Jeannine W.                         200            $625.00
2711    Continental Diversified
           Industries Ltd.                                      216          $2,500.00
2703    Convenient Medical Care                               4,000          $8,372.23
1164    Cook, J. Philip                                         300          $2,512.50
3130    Cook, Jeffrey C.                                        100            $875.00
3134    Cook, Judith A.                                          50            $437.50
 831    Cooley, Aurelia M.                                    1,077          $6,617.50
3245    Corporation of the President of
           the Church of LDS                                 42,080        $497,144.00
4204    Corwin, Bert C. Custodian for
           Bert Clark Corwin Trust                              700          $9,506.25
 691    Cosgrove, James M.                                    1,000          $7,825.00
 676    Cossette, Ronald L. (b)                                 500          $3,512.50
1572    Court, Owen                                              16            $100.00
1571    Court, Owen & Kathryn                                    54            $613.88
3232    Couser, Dr. Robert J. & Sally J.                        100            $937.50
 667    Cowlishaw & Jones Insurance
           Svcs. Inc. (b)                                       400          $3,725.00
1731    Cox, M. Lee & Nancy R.                                1,000          $4,085.00
1057    Cox, R. LaVaun & Shirley S.                             270          $1,800.00
 990    Crocker, Charle A.                                    3,000          $9,069.35
3531    Crooks, Jean Catherine                                  300          $1,375.00
3532    Crooks, Patrick F.                                    1,800          $6,775.00
2962    Crosby, Cyril W. & Marie                                500          $3,312.50
3685    Crowell, Kenneth L.                                     100            $513.00
4023    Cruikshank, Joseph A (a)                                100            $900.00
4023    Cruikshank, Julie L (b)                                 100            $900.00
1181    Crum, Robert W.                                       1,000          $7,484.50
2092    Curry, Ralph Kim & Sherrie D.                           200          $1,725.00
2010    Curtis, Rosetta E.                                      657          $6,570.00
1983    Curtiss - Lusher, Barry                                  50            $556.25
1664    Cuskaden Company                                        500          $5,875.00
2416    Cutting, William M                                      420          $4,935.00
 280    D'amico, Luigi                                        3,000              $0.00                          $0.00
1361    Daugherty, Darryl J                                     400          $2,019.21
1359    Daugherty, James R. & Cathleen A.                       600          $3,031.37
1360    Daugherty, James R. Executor of
           Estate of Florine Daugherty                        7,000         $28,461.95
 421    David, Eugene C.                                        200          $1,800.00
3247    Davidson, D.A. (h)                                      500          $3,107.50
2934    Davidson, Lillian L.                                    500          $3,062.50
2515    Davis, Carl M. P.C.                                     500          $4,500.00
1648    Davis, Joe L.                                            81          $2,250.00
2931    Dayton Internal Medicine                                400          $2,597.96
3662    De Bauche, Gary J.                                       75            $557.81
4154    De Pompolo, Michael A & M. Anne                         200          $2,500.00
1917    Deakin, R. Keith & Rhea S.                              108            $915.00
1854    Dean, Carolyn Z                                         250          $3,375.00
1168    Decker, Roger L.                                        500          $7,375.00
3764    DeGroot, Greg                                             0              $0.00
1090    Deibele, Thomas                                         100            $787.50
2493    Deikman, Arthur J. M.D.                                 610          $4,431.77
1158    DeLaittre, David J.                                   1,500          $8,805.00
1157    DeLaittre, Ingrid S.                                  1,500          $5,300.00
1161    DeLaittre, Zita B.                                    1,100          $5,463.75
3365    Delaware Charter                                        700              $0.00                          $0.00
3366    Delaware Charter fbo Hugh Funkel                      7,000              $0.00                          $0.00
3367    Delaware Charter fbo Monica A Finkel                  1,800              $0.00                          $0.00
3368    Delaware Charter fbo Monica A Finkel                    650              $0.00                          $0.00
2399    Demars, Carroll A.                                      500              $0.00                          $0.00
1930    Dempsey, Edward R.                                    2,000         $12,599.75
 585    Denny, Fred & Sherry *DISPUTED*                      10,000              $0.00                          $0.00
                                                                            *DISPUTED*
1752    Denny, Fred G. & Sherry L. *DISPUTED*                10,000              $0.00
                                                                            *DISPUTED*
1134    DeRouchey, Durwood W. (a)                             1,100          $4,611.66
1134    DeRouchey, Durwood W. (b)                             6,000              $0.00                          $0.00
1133    DeRouchey, Elizabeth W.                               9,000         $43,064.68
3687    Derragon, Regina L.                                     200            $825.00
3029    Deschenes, Charles E. & Martha E.                       200            $818.75
2499    Dhruva, Mukund                                        1,000          $9,000.00
2012    Dib, George T.                                          200          $2,500.00
2487    Dick, Marion B.                                         500          $3,250.00
 472    Diehl, Larry                                            200            $630.00
4619    Digan, Michael & Laura                                  200          $1,600.00
1135    Dillon, Robert E. & Anne R.                           4,000         $14,796.25
1142    Dillon, Vicki J.                                        100          $1,050.00
 559    Dionne, Lou                                             259            $930.00
 925    DLR Retirement Trust                                  1,000          $7,014.50
 398    Doig, Edwin H. & Catherine C.                         1,000          $6,500.00
 723    Dolan, James T. (b)                                   4,500         $39,324.37
2378    Doll, Ronald R.                                         100            $925.00
1993    Donaher, Dana M. (a)                                     25            $193.79
1993    Donaher, Dana M. (b)                                    395          $2,371.51
1993    Donaher, Dana M. (c)                                    344          $1,205.60
1993    Donaher, Dana M. (d)                                    300              $0.00                          $0.00
 771    Donald E. Stauffer Family Trust (a)                     657          $7,884.00
1834    Donaldson, G N                                          200          $2,548.00
1432    Doronzo, Ralph A.                                       250            $781.25
2725    Doxsie, Douglas D.                                      100          $1,150.00
2955    Draper, Charles F.                                      100            $900.00
2608    Driste, Charles H.                                      100            $900.00
3843    Droege, George R & Lois A.                               40            $320.00
 624    Drummy, Jack                                          1,200          $7,748.00
 951    Drury, Louise F.                                        200          $1,787.50
 515    Dubbs, Mary                                           6,000              $0.00                          $0.00
2925    Dunlap, Gary A.                                         500          $3,239.58
1576    Dunmire, Michael O & Barbara A                          100            $725.00
3497    Easter Seal Society of Iowa                             300          $2,397.14
4197    Eckerline, Deborah L.                                   200          $1,575.00
1878    Eckhardt, Edward Jr & Regina M                          500          $3,437.50
 960    Edmonds, Gerald M.                                       11            $450.00
3016    Edson Machine Inc.                                      200          $2,500.00
1802    Edwards, Everett Wayne                                  200          $2,400.00
 826    Edwards, Joyce                                           68            $442.00
 466    Effron, David J. (b) 	                  I               800          $6,698.13
1283    Ehrlich, Joseph                                       3,000          $2,225.00
 718    Eichstadt, James                                        400          $3,987.50
1649    Eiler, Ray E.                                           800          $3,537.50
2341    Ekegren, Craig A.                                       200          $1,550.00
 958    Ekstein, Simone H.                                    1,000          $9,125.00
3496    Elling, Katheryn (a)                                    480          $4,193.61
3494    Elling, Marjorie W. (a)                              10,250         $78,021.00
 339    Ellingboe, John Custodian for
           Cynthia Ellingboe                                    125            $843.75
4609    Ellington, Stewart L., M.D.                             590          $7,080.00
4480    Elmer, Tracy John                                       200          $1,800.00
1840    Elsberg, Hymie R TR Hymie R                             100          $1,500.00
1710    Employees Securities Co.                              1,000          $5,732.07
3350    Endelein, Eugene                                        500          $5,875.00
 558    Engebretsen, K.M.                                     1,000          $1,000.00
 761    Engel, David M.                                       1,000              $0.00                          $0.00
1992    Enos, Kenneth A.                                      1,000          $4,452.19
1637    Epting, Eugene E.                                       200          $2,500.00
1036    Erickson, Oliver R.                                   1,500          $7,508.35
 983    Ernst, Carolyn A.                                       100            $975.00
1919    Etor, F. Robert & Shirley H. (a)                        400          $2,552.36
1919    Etor, F. Robert & Shirley H. (b)                      1,200              $0.00                          $0.00
3493    Evangelical Retirement Homes Inc.                       300          $2,397.14
1355    Evans, J. Evelyn Trust                                1,000          $5,207.90
3868    Evans, Joseph O. & DeLores M.                           200          $2,500.00
2309    Evenson, Jerald D.                                    2,000              $0.00                          $0.00
1042    Every, David A. & Patricia D.                         1,000          $5,218.20
1726    Fadrowski, Christine & John E.                          250            $948.58
3226    Fahey, Dennis & Diana                                 2,100         $13,256.00
2187    Fahey, Paul J. & Mary J. (a)                            500          $1,250.00
2187    Fahey, Paul J. & Mary J. (b)                            500              $0.00                          $0.00
 709    Faling, Marvin R. & Erma M.                             500          $6,437.50
 562    Falzone, Salvatore P.                                10,000              $0.00                          $0.00
2628    Fantin, John C. *DISPUTED*                                               $0.00
                                                                            *DISPUTED*
1884    Faralla, William D. & June                              500          $1,535.00
2943    Farber, Phil A.                                         500          $3,375.00
1117    Farhat, Jalil Kamal                                     500          $5,000.00
3689    Fawcett, Clara                                          300          $2,063.00
2272    Feingold, Charlotte                                     300          $3,090.00
1284    Feld, Irvin                                             200          $1,485.00
1672    Ferguson, George B. & Ruth E.                           200          $2,075.00
 433    Fernstaedt, Arden (b)                                   400          $3,525.00
 922    Ferrier, Richard R. & Brenda G.                         300          $2,193.75
1920    Ferris, Robert (a)                                    1,000          $5,222.50
1920    Ferris, Robert (b)                                    2,000              $0.00                          $0.00
3675    Fidelity Select Utilities
           Growth Fund (b)                                   11,380         $88,937.50
1818    Fieldhouse, Anthony                                   5,000              $0.00                          $0.00
3369    Finkel, Ruth                                          1,000              $0.00                          $0.00
1587    First Trust Corp TTEE                                 1,000          $7,191.50
1575    Fishback, James L (b)                 	I              1,000          $7,125.00
2450    Flake, Garry                                            100          $1,075.00
4379    Flater, Harold & John (b)                               500              $0.00                          $0.00
3099    Flora, James/Dorothy                                    100          $1,250.00
 949    Floyd Lilly Co. Retirement Trust                        500          $3,325.94
4454    Flyer, Joseph I & Melba                              10,000            $187.00
1131    Flynn, David E.                                       1,000          $4,343.20
`2681   Forman, Harry Rick & Jankowski,
           Edwina T.                                            300          $2,000.00
1974    Fosdick, Maureen M. Custodian for
           Faye Fosdick                                         300          $3,750.00
1934    Fosdick, Maureen M. Custodian for
           Sarah M. Fosdick                                     300          $3,750.00
1148    Fowler, David W.                                        500          $4,281.25
1060    Fowler, Edwin J.                                     12,000         $26,879.86
1061    Fowler, Edwin J. Custodian for
           Leigh Merritt Fowler                               1,000          $2,775.00
1147    Fowler, Nancy H.                                        500          $4,281.25
1211    Frank, Robert W. & Virginia L.                          200          $1,700.00
1806    Frazier, John R                                         200          $2,500.00
3106    Frink, Steve D. IRA                                     500          $1,437.50
1346    Frome, David J.                                         100          $1,200.00
2482    Fry, Robert P. IRA (a)                                2,000              $0.00                          $0.00
2483    Fry, Robert P. Trustee Fry
           Family Trust (b)                                  10,000         $64,552.00
 696    Fryer, Irene                                            200          $1,453.88
3041    Funston, Jeff                                           300          $2,876.00
4258    Fuys, David (a)                                         300          $1,162.50
4258    Fuys, David (b)                                       2,000              $0.00                          $0.00
 791    Garcia, Benny *DISPUTED*       V                         55              $0.00
                                                                            *DISPUTED*
3492    Gatchel, Barbara (a)                                    480          $4,193.61
 618    Gecks, David A.                                         500          $3,312.50
4156    Geiger, Pamela K. Custodian for
           Janelle L. Geiger                                    200          $2,500.00
4155    Geiger, Robert S. Custodian for
           Karl R. Geiger                                       200          $2,500.00
1121    Genola Grain Co. Employees
           Profit Sharing Trust                                 100          $1,212.50
 627    Gentilcore, Daniel A.                                   300          $1,072.50
 648    Gerhardt, Leon & Martha                                 500          $6,250.00
1175    Gernes, David E.                                        100          $1,250.00
2672    Gervais, Paula R.                                       200          $2,500.00
1991    Gezon, John A. (a)                                      730          $8,760.00
2298    Giles, Wendell H.                                       500          $5,375.00
3489    Gillam, JoAnn (IRA) (a)                                 500          $4,437.50
3491    Gillam, William & JoAnn (c)                           3,000         $27,712.50
 897    Gillespie, Donald F.                                  2,000              $0.00
2223    Gillette, E. Peter Jr.                                  600          $5,400.00
3488    Gisvold, Dale                                           400          $3,150.00
3756    Gitch, Joseph & Joyce                                   200          $2,500.00
3313    Gohler, Gerhard W (IRA)                               3,000         $11,351.00
 619    Goldenberg, Joel (a)                                  1,500          $7,349.00
3046    Goldsmith, Larry                                        200          $2,700.00
 910    Gomavitz, Alex                                          500          $6,250.00
4133    Gonder, Eric C.                                         300          $2,925.00
2366    Goodavish, Helen J.                                     200          $2,725.00
 552    Gopperton, Robert C.                                  1,000          $9,325.00
3012    Gores, Kenneth W. DDS Pension Plan                    3,000         $26,100.44
3759    Gorman, Francis fbo Piper Jaffray                       200          $1,550.00
1986    Gosiak, Elizabeth J.                                    300          $1,875.00
1987    Gosiak, Gerald Custodian for
           Andrew J. Gosiak                                     200          $2,500.00
 852    Graham, Thomas W.                                       150          $2,100.00
 944    Grainger, Jack A.                                     1,300          $6,423.40
1520    Grainger, Robert L for Estate of
           C Arthur Graing                                      800          $4,161.75
 452    Gratz, Thomas & Marguerite                            1,200         $10,200.00
2738    Greene, Hugh P. III                                     200          $1,000.00
2737    Greene, Hugh P. Jr.                                   1,000          $5,000.00
3074    Gregor, Gregory E. Pen &
           Prof Share Plan (a)                               12,000         $70,500.00
3074    Gregor, Gregory R. Pen &
           Prof Share Plan (b)                                5,000              $0.00                         $0.00
3841    Griffith, Thomas J. & Beverly V.                        200          $1,875.00
3842    Griffith, Thomas J. & Beverly V. *DISPUTED*             200              $0.00
                                                                            *DISPUTED*
 431    Griffith, Thomas J. & Elizabeth (a)                     250          $2,731.25
1524    Groner, Alex Tr Alex Groner
           Writing Serv Pension                                 300          $3,750.00
 356    Gross, Malcolm C.                                     1,000              $0.00                         $0.00
 158    Grynberg, Jack                                       10,000         $78,595.08
1048    Gulessarian, Stephen A.                                 400          $3,200.00
1944    Gusa, Kathryn J. & Vaughn E.                            200          $2,600.00
1937    Gusa, Lawrence L.                                       500          $5,250.00
1945    Gusa, Vaughn E. & Joan L.                             1,000         $11,126.28
 984    Gustafson, Edwin Berneal                                100          $1,219.90
1231    Gustafson, Loren & Phyllis
           Franklin TTEEs                                     1,000          $5,207.90
2007    Gustafson, Virgil R.                                    300          $1,500.00
2540    Gustin, Wayne L. & Ruth E.                              300          $2,250.00
 730    Gutz, Melvin K.                                         200          $1,800.00
2377    Habel, Raymond J                                        146          $1,442.00
2161    Haben, Bonnie K. Feller                                 240          $2,160.00
 843    Haggerty, Harold & Doris E.                             100            $812.43
 610    Hall, Diane                                             300          $3,525.00
1936    Hall, Leah                                              200          $1,562.50
2616    Hall, Ronald S.                                         100            $787.50
1950    Hall, William E. & Betty R. (b)                         233          $1,812.99
1478    Halse, Diane Guardian for
           Matthew Adam Werner                                  250          $3,375.00
1468    Halse, Diane Guardian,
           Sarah Jean Werner                                    250          $3,375.00
2541    Halstead, Mina G                                         60            $735.00
2542    Halstead, Mina G.                                       200          $1,487.50
3392    Halupnik, Ben                                         1,100          $6,900.00
3487    Halupnik, Ben Custodian for
           James Halupnik                                       190          $1,682.50
3395    Halupnik, Ben Custodian for
           Dirk Halupnik (b)                                    300          $2,812.50
3396    Halupnik, Ben Custodian for
           Mark Allan Halupnik (b)                              615          $6,079.13
3393    Hamilton, Douglas & Deranleau, Nancy (b)              3,575         $13,465.63
3391    Hamilton, Jean K.                                     1,000          $9,125.00
1194    Hampton, Eudora J.                                      250          $2,187.50
3093    Hansen, Gregory P.                                      100            $300.00
3094    Hansen, Jerry (a)                                    10,000         $62,500.00
3095    Hansen, Jerry (b)                                     2,500         $11,564.00
 430    Hansen, Judith H.                                       500          $1,240.85
3028    Hansen, Judith H.                                       500          $1,240.65
 961    Hansen, Lorin W. & Anna J. (a)                        1,700          $8,445.83
 432    Hansen, Neal                                            500          $1,496.35
3681    Hanson, Gail A.                                         200            $875.00
2594    Hanson, Melvin N & Elizabeth                          1,000          $8,687.50
1000    Harmsen, Steve                                           50            $500.00
 377    Harrington, Fred E. & Barbara E.                        500          $3,375.00
1875    Harris, Arthur J                                        300          $1,054.45
1874    Harris, Arthur J.                                     1,000              $0.00                          $0.00
1507    Hart, David R. & Dwyn                                   140          $1,290.00
2719    Hart, Nicoe L. Surviving Spouse of
           Leonard C. Ha                                        130          $1,852.50
1441    Harward, Jess L.                                        500          $1,981.85
2994    Hawkes, Robert T. & Ellis, David B.                     500          $2,189.50
2071    Hawlik, Julie A.                                        200          $2,237.50
3388    Hayes, Harlan L. & Marilyn                            1,950         $15,661.78
3389    Hayes, Marilyn H. Custodian for
           Rachel Hayes                                         250          $2,343.75
3605    Hazard, William W  & Marjorie                           300          $2,194.00
2278    Heabler, Harvey & Arlene (b)	           I               100            $995.42
2149    Heath, James C.                                         500          $3,875.00
4612    Heumann, Robert G.                                      400          $5,000.00
 284    Heaverlo, James S. & Frances M.                         600          $4,500.00
1349    Hein, Donald L                                        4,000         $16,006.00
2553    Hein, Donald L.                                       1,000          $4,153.00
1350    Hein, Virginia W.                                     1,000          $3,628.00
3486    Helm, Norma June                                        100          $1,250.00
2145    Hempel, John Karl                                     2,000              $0.00                          $0.00
4025    Hempleman, Philip J                                 175,000              $0.00                          $0.00
4615    Henault, Charles & Kathleen                             500          $5,000.00
1457    Henderson, Roy A.                                     4,000         $11,295.25
2380    Henderson, William W                                  2,000         $10,500.00
1304    Hendricks, Carol                                        100          $1,250.00
1303    Hendricks, David                                        200          $2,500.00
1351    Hennigar, Lloyd I & Petty L.                            200          $2,500.00
2037    Henrikson, Grant S. & Lois P.                           200          $1,475.00
2372    Henrikson, Maxine & Wayne                               200          $1,825.00
 685    Hereford, Herman L.                                     500          $1,874.35
 715    Herrick, Benjamin W.                                    300          $1,033.93
 713    Herrick, Heather S.                                     300          $1,033.93
 716    Herrick, Molly W.                                       300          $1,033.93
 765    Heyne, Lloyd J.                                       1,000          $7,580.97
1804    Hicks, Randall R.                                       100          $1,005.91
2284    Higgan, LaConna P                                       100            $737.50
3385    Hill, Carolyn Schnure                                   100            $712.50
3729    Hill, Charlotte M.                                      500          $4,500.00
3382    Hill, Irma M.                                           100            $787.50
 318    Hlavati, William                                        760          $6,180.75
 319    Hlavati, William                                      2,500         $15,800.75
 320    Hlavati, William                                        540          $4,535.75
 321    Hlavati, William                                      1,450          $9,913.25
 322    Hlavati, William                                      1,250          $8,407.00
 323    Hlavati, William                                        500          $2,043.75
 496    Hlavati, William                                        500          $2,827.50
 809    Hlavati, William                                        450              $0.00
 810    Hlavati, William                                      1,450              $0.00
 811    Hlavati, William                                        700          $4,825.75
 812    Hlavati, William                                      1,750         $10,238.25
 813    Hlavati, William                                        300          $1,860.75
 814    Hlavati, William                                        450          $2,863.25
1624    Hlavati, William                                      1,475         $13,465.63
1625    Hlavati, William                                      1,200              $0.00                          $0.00
 493    Hlavati, William Albert                                 500          $2,060.00
 494    Hlavati, William Albert                                 635          $2,282.50
 495    Hlavati, William Albert                                 500          $1,310.00
 497    Hlavati, William Albert                                 400          $1,460.00
 498    Hlavati, William Albert                               1,000          $3,685.00
 499    Hlavati, William Albert                                 500          $1,810.00
 500    Hlavati, William Albert                               1,750          $4,812.50
 501    Hlavati, William Albert                                 500          $1,310.00
1615    Hlavati, William Albert                              18,500              $0.00                          $0.00
1616    Hlavati, William Albert                               5,800              $0.00                          $0.00
1617    Hlavati, William Albert                              10,000              $0.00                          $0.00
1618    Hlavati, William Albert                               2,000              $0.00                          $0.00
1619    Hlavati, William Albert                               9,000              $0.00                          $0.00
1620    Hlavati, William Albert                               3,400              $0.00                          $0.00
1621    Hlavati, William Albert                                 900          $3,720.00
1622    Hlavati, William Albert                               1,000          $5,345.75
2921    Hodapp, Larry F.                                        200          $1,995.10
2537    Hoefert, David W.                                       500          $2,923.75
 924    Hoesch, Shirley                                           6            $165.00
 652    Hoff, Orville S. & Beverly E.                           100          $1,216.25
 489    Hoffman, Frederick J. & Patricia K.                   1,000          $8,427.50
4274    Hoffman, Keith  & Barbara TTEEs                         100          $1,293.25
2023    Hoffman, Sim C. & Cheng, Phyllis W.                   1,000          $5,793.35
2021    Hoffman, Sim C. Profit Sharing Plan                   1,000          $6,570.85
2022    Hoffman, Sim C. Profit Sharing Plan                     500          $2,445.85
1235    Hoffmeier, Arlene L.                                    400          $2,650.00
2283    Hoggan, L. Brent                                        200          $1,775.00
2282    Hoggan, L. Brent & LcConna P.                           200          $2,500.00
1555    Holbrook , George W. Jr                                 323          $2,099.50
 932    Holdaway, W. Richard                                    339            $590.78
2371    Hollett, Jeffrey G. (b)                                 100            $737.50
2627    Hollett, Mary L.                                        100            $675.00
4093    Holm, Robert E.                                         200          $1,300.00
2304    Holmgren, Morton R. & Beverly J.                        200          $2,500.00
1636    Holstein, Samuel P. Jr.                                 100          $1,250.00
1149    Holt, Elaine & Nancy Partnership                      1,700              $0.00                          $0.00
1151    Holt, Elaine & Nancy Partnership                      1,000          $7,125.00
1508    Holtmeier, Arlene L.                                    400          $2,650.00
 744    Honeyman, Lester                                        400          $5,100.00
 577    Hoopingarner, Doyle                                     140          $1,670.00
 426    Hoopingarner, Ruth A.                                    25            $218.75
4160    Hoover, Isaac H.                                        300          $2,081.25
 488    Horn, Kenneth N. Jr.                                    500          $3,462.50
 378    Horne, Russell C.                                       200          $1,717.13
3580    Horner, David D.                                        200          $1,500.00
1905    Howard, Doug & Mary Lou (b)                           2,100         $12,149.09
1379    Hsiao, William H. IRA                                 2,000         $15,719.63
 727    Hsieh, Leh-An Custodian for
           Leslie Ann Lee                                       300          $2,085.00
1574    Hudgins, Randall                                        300          $3,600.00
2932    Huff, Merilace Ann & Lloyd                              100            $902.50
1010    Hughes, Kenneth E                                       200          $2,500.00
2709    Hultman, Harold                                       2,500         $35,075.00
 649    Hultman, Steven M.                                      700          $4,906.25
2459    Hung, Judith M.                                         500          $3,312.88
2458    Hung, Wendell L. Y.                                     500          $3,312.88
 682    Hunt, Clyde E. & Mary M.                                200          $1,712.50
3290    Hunt, Stephen J.                                        100          $1,167.00
1935    Hunter, James B. & Linda B.                             200          $1,746.05
2078    Hunter, Philip L. & Clare J.                            200          $1,796.95
3958    Hurd, Denise L.                                       2,500          $8,750.00
2748    Hurd, Holly L.                                        2,500          $8,750.00
3086    Hurd, Ralph W.                                        2,500          $8,750.00
 565    Huseman, Thomas M.                                      100            $900.00
3379    Hutzler, Arthur C. Custodian for
           Aaron Hutzler                                        650          $6,093.75
3381    Hutzler, Arthur C. (IRA)                              4,850         $45,530.05
 621    Hyde, William A.                                        350          $3,948.00
1702    Iffert, Arnold V.  Emma K.                              500          $3,814.20
1700    Iffert, Arnold V. & Emma K.                             200            $804.20
1701    Iffert, Arnold V. & Emma K.                             100            $546.70
1628    Investment Club of Sun City                           1,000          $3,049.00
4607    Iowa Culvert Builders Employees                       2,000         $17,957.50
1224    Isenstadt, Samuel                                       200          $2,500.00
1801    J. Capers Hiott SEP                                     200          $2,500.00
 991    Jackson, Andrew Kit                                   1,648         $10,712.00
1118    Jackson, John N. & Gus (a)                            1,622          $6,063.00
1118    Jackson, John N. & Gus (b)                            2,000              $0.00                          $0.00
1229    Jacobsen, Paul S. & Sally T                             100            $900.00
4304    Jacobson, Jana (b)                                        6             $39.00
1793    Jacobson, Marian                                        270          $1,755.00
2024    Jacobus, Sarah                                        1,000          $3,142.12
1326    Jaeger, William R.                                    1,000          $6,875.00
3378    Jahde, Marvin J.                                      2,000         $17,342.55
 594    Jangula Frank & Marion M.                             5,000              $0.00                          $0.00
 720    Japy, Bernard (b)                                       100          $1,012.80
1043    Jawitz, Herbert *DISPUTED*                           14,000              $0.00                          $0.00
                                                                            *DISPUTED*
1050    Jawitz, Herbert *DISPUTED*                                               $0.00                          $0.00
                                                                            *DISPUTED*
 917    Jaynes, Walter H. & Norma H.                             20            $328.75
2152    Jellison, Ruth                                          100          $1,407.90
 913    Jennings, Susan M. *DISPUTED*                         1,000              $0.00
                                                                            *DISPUTED*
3747    Jergensen, Jeffrey J & Sally J                           50            $550.00
1631    Jessop, Glenn E. (a)                                  2,000         $13,625.00
2468    Jeude, William & Maurine                                500          $3,625.00
2700    Jimerson, Janell Jarman                                 250          $3,750.00
 597    Joers, Allen E. & Gertrude A.                           400          $4,300.00
4373    Johansen, George                                        200          $1,387.50
1098    Johanson, Verne A.                                      100          $1,250.00
1956    Johndrew, John E. & Betty J.                          1,000          $4,478.18
4161    Johnson, Axel H. & Irene A.                             100          $1,250.00
3992    Johnson, Bonnie L. *DISPUTED*                           300          $3,150.00
                                                                            *DISPUTED*
3994    Johnson, Bonnie L. *DISPUTED*                         1,000          $9,375.80
                                                                            *DISPUTED*
3993    Johnson, Bonnie L. & Duane *DISPUTED*                   300          $2,910.00
                                                                            *DISPUTED*
3526    Johnson, Bonnie L. (b) *DISPUTED*                       500          $4,875.00
                                                                            *DISPUTED*
3524    Johnson, Bonnie L. & Duane (b) *DISPUTED*             1,050          $9,003.75
                                                                            *DISPUTED*
3525    Johnson, Bonnie L. (IRA) (a) *DISPUTED*                 300          $3,150.00
2090    Johnson, Carl T.                                      1,000          $2,930.18
1559    Johnson, Edmund E Jr & Anne R                           400          $5,000.00
 604    Johnson, Gerard J.                                      200          $1,412.50
2959    Johnson, Harland H & Eulah                              100            $775.00
2269    Johnson, Herbert W                                    2,000         $16,500.00
 635    Johnson, Karen L.                                       100          $1,050.00
1490    Johnson, Morris W.                                      100            $687.50
 582    Johnson, Ocee & Inga A.                                 300          $1,687.50
3445    Johnston, Shirley                                       500          $6,250.00
 429    Jondahl, Kenneth E.                                     400          $2,825.00
1866    Jones, David M (a)                                      123          $1,997.52
1866    Jones, David M (b)                                      300          $1,143.75
1376    Jones, Joan W.                                        1,200          $8,552.50
3442    Jones, Lorin V. (a)                                   1,300          $7,550.00
2086    Joyce, Barbara R.                                       500          $1,878.35
1017    Joyner, Irene M.                                        400          $2,904.86
1711    K Employees Assoc. Inc., The                          1,500          $6,188.91
3521    Kammermeier, Raymond J. IRA (b)                         475          $4,387.50
1856    Kane, Carol B                                         1,000          $7,000.00
2089    Karau, Mary C.                                          300            $964.12
 634    Kastanos, Anthony P.                                    200          $1,425.00
3981    Kato, Mitsuharu (a)                                   1,500          $4,476.95
3981    Kato, Mitsuharu (b)                                   7,000              $0.00                          $0.00
3434    Katter, Gloria J. (b)                                 4,000         $31,225.00
 326    Katz, Larry A. & Lori J. H.                             100            $750.00
3583    Katzman, Howard A. MD, PC (a)                         1,000          $3,488.75
3583    Katzman, Howard A. MD, PC (b)                         3,500              $0.00                          $0.00
 636    Kavan, Lester L.                                        100            $790.00
 637    Kavan, Lester L.                                        150            $679.24
4139    Kavan, Lester L. Custodian for
           Joel D.Kavan                                         150            $679.24
4138    Kavan, Lester L. Custodian for
           Rick A. Kavan                                        100            $790.00
4306    Kazmierczak, Dory John                                1,000              $0.00                          $0.00
 343    Keegan, Robert A.                                     3,260              $0.00                          $0.00
 790    Keele, Victor *DISPUTED*                                 16              $0.00
                                                                            *DISPUTED*
3969    Keeline, Jennie M. Estate c/o
           Richard O. Carpenter, Executor                       200          $1,800.00
3955    Keim, Joe                                               200          $1,588.00
3578    Keller, Darc D.                                         657          $7,884.00
1189    Kelley, Jerry D.                                        500          $3,500.00
2270    Kelly, David M                                          400          $2,652.00
4555    Kelly, William J.                                       200          $1,375.00
4556    Kelly, William J. & Delores W. (b)                      100            $412.50
 659    Kendrick, B. D.                                         200          $2,500.00
2117    Kenkel, John D.                                         100            $937.50
4092    Kennedy, Kathryn (b)                                    200          $1,512.50
1570    Kent, Marian H                                          150            $975.00
 482    Kentner, Russell E.                                      11            $166.86
 885    Kerndt, Harold H. & Sharon                              400          $4,300.00
1433    Kesl, James R. & Marjorie B.                            200          $1,325.00
1513    Kimball, Marvin C.                                    1,000          $6,375.00
 441    Kimball, Randal V. & Ardith A.                        1,000              $0.00                          $0.00
1544    Kimball, Victor & David                               1,200          $6,380.64
1590    Kimple, Scott C.                                     15,000              $0.00                          $0.00
2157    King, Lawrence W. & Norma J.                            200          $1,850.00
 699    King, Martin (a)                                        800          $5,462.00
 699    King, Martin (b)                                        800          $6,969.50
2156    King, Norma Jean                                        200          $2,025.00
1375    Kingsley, Sherwood Custodian for
           Aron Sherwood Kingsley                               150          $1,071.25
2567    Kious, Dane R.                                          100          $1,250.00
 719    Kiriluk, Walter A. & Margaret A.                        200          $1,800.00
1809    Kirsten, Jana & Jacobson, Marean                          6             $39.00
3437    Kirtland, John M.                                       200          $1,875.00
1656    Kiser, John M.                                          100            $687.50
1742    Klaas, Jane T.                                           52            $338.00
3432    Kleinlein, Evelyn R. (a)                              4,600         $38,275.00
3433    Kleinlein, Lillian Estate c/o
           Evelyn R. Kleinlein (a)                            4,600         $40,912.50
2609    Klossner, Henry K.                                      100          $1,362.50
1655    Klutman, Paul                                         1,000          $5,841.01
3940    Knight, David H.                                      1,500         $11,437.50
3930    Koch, Lowell G.                                         100            $875.00
1232    Koepcke, Kurt                                            30            $295.75
1257    Kohfeldt, Walter & Patricia M.                          400          $4,275.10
 609    Koloski, Jon W. & Lyla A.                               100          $1,000.00
2129    Kortan, Robert B.                                       200          $2,500.00
1963    Koss, Robert J.                                          50            $750.00
1454    Kouchich, Russell F.                                    300          $2,700.00
2227    Koumoutsakos, K                                       2,000         $14,250.00
3582    Koyle, Nadine & Alan                                    104          $1,154.00
1692    Kramer, Barbara S.                                      500          $6,002.00
1599    Krauss, Silvio                                          500          $1,984.08
1276    Kreimer, Thomas A.                                      200          $2,250.00
3680    Krile, Vernon                                           100            $438.00
1455    Kriney, Jr., John W.                                    200          $1,722.80
3458    Kroells, Roger D. & Eldora L.                           500          $4,812.50
4001    Krupa, Donald R.                                        200          $2,400.00
 738    Krupa, Ronald & Mary Ann                                 50            $497.50
 363    Kuhn, Edward P. & Julie E.                              500          $2,062.50
1714    Kuhns Investment Co. (b)                I            10,000              $0.00                          $0.00
1709    Kuhns, Robert W. (b) *DISPUTED*                      10,000              $0.00
                                                                            *DISPUTED*
2237    Kuhns, Robert W. Jr. (a) *DISPUTED*                   2,838         $14,631.00
2237    Kuhns, Robert W. Jr. (b) *DISPUTED*                  10,000              $0.00                          $0.00
                                                                            *DISPUTED*
 970    Kulkuski, William B                                     300          $1,950.00
1953    Kumar, Virendra & Sudesh                                200          $2,500.00
3911    Kuncheff, Johnny & Irene Family Trust                   200            $875.00
2702    Kunstman, James D.                                      400          $1,600.00
1733    Kwong, Bing C. & Anthony P.                           6,000              $0.00
2042    Ladin, Samuel S. & Florence (b)                       1,000              $0.00                          $0.00
 608    LaFreniere, Gregory P. (b)                              600          $5,835.00
 645    Landen, Richard H. & Bonnie L.                          200          $2,425.00
 782    Landon, Hazel *DISPUTED*                                400              $0.00                          $0.00
                                                                            *DISPUTED*
 551    Landon, Hazel J.                                        400              $0.00                          $0.00
4150    LaPlant, Lloyd & Beverly                                100          $1,087.50
4540    LaPolice, Susan M.                                      300          $3,750.00
2997    Larsen, Dolores                                         200          $1,337.50
1683    Larson, Harry C.                                        700          $8,750.00
4438    Larson, Merlyn                                        1,000          $9,000.00
2923    Latham, Gary D.                                         200          $1,329.77
3686    Lattimore, Ruby J.                                      100            $687.50
2257    Laturnus, Martin N & Helen G                            200          $2,875.00
2258    Laturnus, Martin N & Helen G                            300          $2,700.00
2259    Laturnus, Martin N & Helen G                            400          $3,963.00
2260    Laturnus, Martin N & Helen G                            200          $2,850.00
 614    Lauterbach, Karen                                       300              $0.00                          $0.00
4065    LaValley, Laura                                         100          $1,250.00
3429    Lavia, Tony L.                                          550          $5,087.50
3430    Lavia, Tony L. (IRA)                                    200          $1,450.00
2118    Lavorgna, Donald                                      3,500              $0.00                          $0.00
2310    Lawrence, Michele M                                   1,786         $18,572.00
4053    Laws, James T. & Susan M.                               600          $2,681.25
4234    Lee, John E.                                            200          $2,100.00
 353    Lee, Kap Jai & Yun Jung                                 100            $937.50
2648    Legner, Roberta A. (Best)                               145          $1,993.75
3427    Leistad, Arlene (b)                                   6,710         $31,680.50
 605    Leman, Dennis J.                                      1,000          $4,803.00
2593    Lemmon, Gerrie T.                                        54            $625.00
1465    Lentz, Thomas A.                                        300          $3,031.59
1107    Lenzi, Virgil D.                                      5,000         $20,299.50
3426    Leo, Thomas J.                                          100          $1,362.50
 993    Leseberg, William                                       200          $1,550.00
 625    Lester, Melvin L.                                       100          $3,658.75
2600    Leung, Turin                                          1,000          $4,105.00
1474    Lewis, Frank F.                                         100            $623.50
2743    Lewis, Jennifer                                       1,000         $12,500.00
1795    Lewis, Leroy L JR                                     3,500         $21,250.00
3683    Lies, Linda A. Custodian for
           Matthew Lies                                          50            $175.00
2344    Lillo, Lawrence D.                                   10,000              $0.00                          $0.00
3688    Lind, Robert F. & Marcella                               50            $281.00
1898    Lindstrom, Kenneth E.                                 2,000         $14,875.00
 436    Linstrom, William E. & Betty J.                         100          $1,250.00
1122    Littauer, Richard                                       200          $2,375.00
 686    Litwin, Raymond                                       1,000          $8,227.50
 779    Litzenberger, Donald J. (Trust)                         100          $1,068.18
3235    Livas, Mark B. Custodian FBO
           Timothy M. Livas                                     200          $1,300.00
1092    Lockwood, Beverly F. (b) *DISPUTED*                   1,200         $11,250.00
                                                                            *DISPUTED*
1106    Lockwood, Beverly F. (b) *DISPUTED*                     750          $5,437.50
                                                                            *DISPUTED*
1092    Lockwood, Beverly F. (c) *DISPUTED*                     200          $1,325.00
                                                                            *DISPUTED*
1106    Lockwood, Beverly F. (c) *DISPUTED*                   1,200         $11,250.00
                                                                            *DISPUTED*
1106    Lockwood, Beverly F. (d) *DISPUTED*                     750          $6,656.25
                                                                            *DISPUTED*
1106    Lockwood, Beverly F. (e) *DISPUTED*                     200          $1,325.00
                                                                            *DISPUTED*
4020    Logan, James E                                          184          $2,026.50
3204    Logan, Judith                                           500          $3,750.00
1429    Lopata, David J.                                        500          $4,877.00
 823    Lorensen, Charles W. & Ronna                          1,000          $9,325.00
2530    Louie, James HM & Virginia L.                         4,000         $36,695.25
 702    Lowe, William T.                                        100            $977.00
1443    Lucas, John R.                                          900          $3,512.50
1959    Luk, Rick                                               600          $8,925.00
4226    Luther, Tom                                             160          $2,000.00
1689    Lutz, Frederick M.                                    1,000              $0.00                          $0.00
4083    Lux, Harold R & Mildred A                               100            $900.00
2697    Lyman, Gregory H.                                       300          $2,700.00
1500    Lyon, Maurice L.                                        400          $3,016.00
2345    MacDowell, Jo S.                                        200          $1,800.00
1261    MacLeod, Richard Preuss                               2,600         $15,555.78
1191    Mactier, J. Allan                                       420          $2,730.00
3424    Madison, John L.                                      2,000         $18,500.00
3588    Madsen, Bruce A.                                        200          $2,500.00
2383    Maggio, Sam A                                           300          $3,750.00
1918    Magnuson, Eugene R. & Grace M.                          500          $3,750.00
1225    Maher, Maurice N.                                       200          $1,922.12
1908    Mahoney, Dorothy D.                                     200          $1,302.00
1933    Mahoney, Theresa L.                                     100            $652.00
 563    Mangasarian, Stephen H.                               1,000          $5,444.11
 901    Mansell, Richard L. & Jean E.                           500          $3,275.00
1254    March, Scott M.                                         100            $927.00
 835    Marinoni, John & Ann                                  1,077          $6,617.50
1565    Marinoni, Patricia Brady                                943          $6,617.50
 571    Marion, Michael D.                                      700          $3,587.50
4388    Marker, Wayne A. & Nancy L.                             125            $984.38
3422    Martens, Eugene W.                                      900          $5,345.00
3421    Martens, Margaret (b)                                   500          $1,312.50
 664    Martin, Arthur C. & Dorothy B.                          200          $1,800.00
1668    Martin, Fremont J                                       216          $1,890.00
1516    Martin, Lois M. (b)                                   1,000          $8,687.50
1518    Martin, Lois M. Custodian for
           Monica M. Martin                                     500          $3,250.00
1517    Martin, Myron C. Custodian for
           Milo M. Martin                                       500          $3,250.00
1479    Martin, Scott T.                                      1,000          $3,188.15
1492    Martin, Scott T. & Kristine N.                        1,000          $4,582.70
1826    Maske, Jack L                                           100            $900.00
1827    Maske, Lois J                                           100            $900.00
3231    Mastercraft of Seattle                                  300          $3,750.00
2950    Mathis, Richard W. & Virginia                            50            $400.00
1223    Mathisen, Kenneth W. & Irma                             150          $1,875.00
1787    Matts, Dennis R                                         200          $2,475.00
1788    Matts, Dennis R                                         100            $787.50
1789    Matts, Dennis R                                         200          $1,950.00
1362    Maust, Joan L. Trust                                    200          $2,500.00
1646    Maves, Duane                                            100            $750.00
2352    May, Catherine P.                                        50            $437.50
2360    May, W.H. Jr.                                           200          $1,750.00
1691    Maynard, David & Linda                                1,000          $5,218.20
2612    McCallum, Margot                                          5.5          $250.00
2107    McCarter, Charles V. (b)                              1,000          $9,095.75
 693    McCarthy, Mary L. & Eugene P.                           550          $4,153.13
2006    McCormack, Warren G & Evelyn D.                         600          $5,155.00
1220    McCormick, Leo R. & Helen I.                          6,000              $0.00                          $0.00
 623    McDermott, Patrick G.                                   300          $2,250.00
2935    McDonald & Company Securities Inc                    27,862              $0.00                          $0.00
3420    McDonald, Frank A. & Mildred (c)                        650          $6,868.75
3574    McElmury, Sean M.                                       100          $1,150.00
1669    McFadden, Farrell & Smith L.P.                      114,500              $0.00                          $0.00
1475    McGoogan, James R.                                       27            $175.50
2210    McGowan, Terence J & Mary                               100            $900.00
3692    McLain, Susan                                           200          $1,551.88
 327    McLean, Kenneth J.                                      500          $2,127.50
1426    McNairy, Dreux Sold Prop Emp Cpp Pl                   3,400         $22,663.62
1425    McNairy, Sean Fort                                      750          $6,698.70
1424    McNairy, Sean Fort (b)                                  950          $6,738.56
 819    McNamara, Michael R.                                    200          $1,933.00
 982    McRae, Lynne                                            200          $1,500.00
1363    Medin, Maynard J.                                       500          $5,000.00
1496    Meehan, Mary E.                                         500          $4,375.00
1602    Mesher, Stewart                                         200          $1,425.00
1634    Messer, Keith                                           200          $1,725.00
2965    Meuller, Joyce M & Jerome E.                          1,000          $9,375.00
 602    Meyer, Walter G.                                      1,500         $15,375.00
3535    Micheli, Shirley Ann                                    100          $1,266.82
3293    Midwest Clinic Management
           Profit Sharing Plan                                1,000          $7,000.00
4009    Migowski, Roman J.                                      300              $0.00                          $0.00
1320    Miller, Lee A.                                        1,000          $6,008.00
1321    Miller, Lee A.                                        1,000          $3,614.00
1322    Miller, Lee A.                                        4,000         $25,325.00
1319    Miller, Lee A. & Joan A.                              1,000          $3,992.42
1323    Miller, Lee A. & Joan A.                              1,000          $6,386.00
1324    Miller, Lee A. & Joan A.                              1,000          $5,252.00
 642    Miller, Lyle J. & Neva L.                               600          $5,265.00
1091    Miller, Max & Alice S.                                  500          $3,250.00
4608    Miller, Wesley (a)                                      300          $1,744.00
4608    Miller, Wesley (b)                                      300              $0.00                          $0.00
1065    Miracle Enterprises                                   1,000          $8,216.20
1522    Mitchell, Bruce A.                                      100          $1,250.00
 692    Mitchell, Jan L.                                        100          $1,250.00
1825    Mittelman, Burton C.                                      5.5          $250.00
1531    Moening, William R                                      500          $3,189.50
2313    Moffat, Ralph W.                                      1,000         $10,500.00
1140    Molnar, Rose F.                                       2,000          $7,499.25
1205    Monahan, Jr., William J.                                100          $1,000.00
 465    Montagne, Lorna May                                     850          $9,337.50
 463    Montagne, Robert M. & Lorna May                         200          $1,675.00
2019    Moon, Cratty A. Jr. & E. Janell House                   300          $1,437.00
3858    Moosman, George L.                                      350          $2,450.00
 286    Moreton, William R.                                     200          $2,000.00
 350    Morgal, Margaret L.                                     300          $2,531.40
1704    Morgal, Margaret L.                                     200          $1,745.00
2244    Morgan, Gerard E                                        100            $800.00
1586    Morris, Newbold "BOB" Capt                           10,000              $0.00                          $0.00
2028    Morton, Charles W.                                    1,675         $12,440.69
2945    Mossiman, Michael                                        25            $184.00
2165    Mozey, Cheryl                                           250          $1,307.80
1675    Mueller, Ronald J. & Denise M.                          350          $4,725.00
1676    Mueller, Ronald J. & Denise M.                          100            $787.50
1677    Mueller, Ronald J. & Denise M.                          200          $1,475.00
1551    Mukai, Milton M & Clara                               1,300         $17,987.50
 537    Mulron, Brian W. & Ann P.                               500          $6,798.66
1511    Murdock, Jean R.                                        200          $1,676.75
 839    Murphy, Michael Custodian for
           Michael Warner Murphy                                200            $937.50
 838    Murphy, Michael Inc.                                    200            $937.50
 837    Murphy, Stacy                                           200            $937.50
1868    Murray, Margaret A Nickels                              100            $857.10
4248    Murray, Ruby D.                                         100          $1,250.00
2480    Muscatine Realty Corporation                         30,000        $262,837.50
3141    Muscatine Realty SPN/Pen *DISPUTED*                                      $0.00
                                                                            *DISPUTED*
2397    Myhr, Jerry B. (b)                                      100            $662.50
3934    Nadeau, Nancy Lynn South                                200          $2,500.00
2547    Naibi, A. Wali & Jacquelyn                              100            $775.00
2613    Nakhai, Hamid                                         1,800          $8,837.00
3001    Nakhai, Saied                                           200          $1,487.50
 337    Narke, Louis E. & Mary C.                               100            $395.00
2610    Nash, Cheryl (Greenhalgh)                                50            $625.00
1533    Nasseta, Anthony F. (b)                               1,000         $10,500.00
1466    Nassetta, Cecelia (b)                 	 I             1,000         $10,500.00
 860    Navy, Jerry M.                                          300          $2,025.00
 427    Nebel, Mary Bering Trust                              1,300          $7,388.00
1964    Neill, Craig                                            300          $2,775.00
2115    Nelson, David G. fbo Piper Jaffray                      200          $1,725.00
 569    Nelson, Dwight F. & Mary L.                             200          $2,500.00
1102    Nelson, Ervin C. & Edna P. *DISPUTED*                     ?              $0.00
                                                                            *DISPUTED*
3679    Nelson, Evelyn                                          200          $1,238.00
1855    Nelson, John F                                          400          $3,029.05
1473    Nelson, Laurel                                        1,000          $5,218.20
3860    Nelson, Richard K.                                      200          $1,492.20
3861    Nelson, Richard K.                                    5,000         $45,000.00
1101    Newburry, Ellen                                         200          $2,100.00
1741    Newman, Dolores IRA                                     250          $1,812.50
1532    Newman, Elmer C                                         800          $3,850.00
1976    Newman, Marilyn N.                                      200          $1,000.00
1975    Newman, Thomas E.                                       200          $1,000.00
1307    Nicklin, Charles R. & Joycelin E.                       400          $2,142.35
 407    Nicolaus, Stifel Custodian for
           James W. Robinson                                  1,000          $4,178.00
3423    Nielsen, Karen                                           11             $77.00
 590    Nizze, Norbert A.                                     1,000          $3,708.35
 309    Noel, Dale A. & Kathryn L. (b)                          400          $2,950.00
 675    Nolte, Phillip Custodian
           Jill C. Nolte                                        400          $1,762.50
1569    Nordby, Earl D                                        1,000          $5,080.39
1713    Norpar, Inc.                                         10,000              $0.00                          $0.00
2238    Northwest Pipe Fittings, Inc                            300          $2,123.43
 164    Northern Trust Co.                                   26,267              $0.00
2236    Northwest Pipe Fitting Inc                              300          $2,123.43
1166    Norwest Bank Colorado, N.A. Trustee
           for Mark Buchi                                       175          $1,587.50
1116    Norwest Bank Minnesota, Trustee FBO
           Billings Surg. Group PC P/S Myers                  1,800          $9,250.00
1114    Norwest Bank Minnesota as Trustee for                   500          $1,750.00
4305    Nouwens, Jeffrey S. (a)                              20,000        $169,557.50
4305    Nouwens, Jeffrey S. (b)                             100,000              $0.00                          $0.00
 417    Novotny, Agnes                                          175          $2,450.00
 418    Novotny, Stanley                                        200          $2,800.00
 954    Nykamp, Dave & Judy                                     300          $1,952.00
1836    O'Brian, John T                                       2,000              $0.00                          $0.00
2231    O'Connor, Robert (a)                                  1,000          $4,125.00
2231    O'Connor, Robert (b)                                  2,000              $0.00                          $0.00
2649    O'Fallon, Gerald M.                                     100          $1,012.50
2650    O'Fallon, Gerald M.                                     100            $387.50
1981    O'Hare, Charles                                         400          $1,725.00

3718    O'Meara, Zina                                           500          $4,950.00
3468    Oakes, Kathleen                                           6            $150.00
 369    Odegard, Margaret *DISPUTED*                            300              $0.00
                                                                            *DISPUTED*
1272    Odeh, Sami M.                                           200          $1,447.50
1250    Ogren, Donna M.                                       1,000          $5,218.20
1794    Oja, John                                               300          $2,366.50
1687    Oldendorf, Bessie L. & Walter J                         200          $1,233.00
 516    Oldroyd, G. Scott                                       200          $1,777.00
 834    Olmstead, Daniel (b)                                 61,000        $217,773.04
1416    Olmstead, Peter & Cynthia Comm Prop                   4,000              $0.00                          $0.00
1417    Olmstead, Peter & Cynthia TTEE
           Def Ben Pen Ret                                    4,300         $29,779.94
2694    Olofson, Clifford                                       700          $8,750.00
2695    Olofson, Clifford (b)                                 1,670         $18,530.00
4432    Olsen, Erdean fbo Clark, Travis (b)                      13            $110.50
4529    Olsen, Linda L. & Lee                                     3             $25.50
1597    Olson, Craig W. Custodian for
           Dain Bosworth                                        100            $750.00
 902    Olson, L. Wayne                                         400          $2,762.50
 584    Olson, Richard S. & Karen L.                            200          $1,850.00
2730    Olson, Wayne P.                                                          $0.00                          $0.00
3983    Orlando, Anthony J.                                     200          $2,500.00
3984    Orlando, Gina A.                                        300          $3,750.00
3656    Orlando, Joseph K. & Joyce A.                           250          $2,250.00
3985    Orlando, Peter Custodian for
           Peter M. Orlando (a)                                 100          $1,250.00
3985    Orlando, Peter Custodian for
           Peter M. Orlando (b)                                 100          $1,250.00
3982    Orlando, Thomas P.                                      400          $5,000.00
1081    Orton, Andrew L.                                        200          $1,125.00
1082    Orton, Maryl Lee                                         76          $1,125.00
1580    Osborn, Ken                                             400          $1,800.00
4178    Osborn, S. Bartley                                    2,300         $22,712.90
1869    Osojnak, Boris M                                        600          $5,332.00
2565    Osovski, Ronald A & JoAnn                               100          $1,369.73
1495    Osterlund, Annette T.                                   200          $1,475.00
 639    Ostler, Robert G. & Rosalyn W.                          200          $1,543.32
3043    Otness, Birdeen                                         300          $2,737.50
1184    Ottertail Investment Group                              200            $817.05
1183    Ottertail Investment Group (a)                        1,000              $0.00                          $0.00
3591    Owen, Lois                                              200            $750.00
3592    Owen, Lois                                              200          $1,400.00
1497    Pack, Cora M Trustee Pack Family Trust                  200          $2,172.00
2767    Pack, Douglas H. (b)                  	 I               200          $1,450.00
2768    Pack, Ione A.                                           200          $1,450.00
1217    Paduganan, Dino R & Deborah G.                          200          $1,448.81
1130    Palfreyman, Warkwick C. & Ione A.                     1,000         $11,625.00
3830    Palis, Gary S. & Janice L.                              400          $2,720.00
2234    Paramount Supply                                        400          $2,825.89
2239    Paramount Supply Comp                                   200          $1,418.22
2072    Paras, Gus & Olive                                      243          $2,916.00
3060    Parker, Blaine & Mary Ann (a)                           200          $1,566.08
3060    Parker, Blane & Mary Ann (c)                          3,500              $0.00                          $0.00
 736    Parkinson, John R.                                    1,200          $3,300.00
 735    Parkinson, John R. & Joann R.                         3,000          $8,755.00
3888    Pastre, John M & Gwen L.                                 50            $450.00
4598    Patel, Gopalkrishna M.                                  300          $2,085.00
 875    Patel, Haribhai P.                                      200          $1,350.00
3124    Patten, James                                         1,000          $9,000.00
1932    Pauley, Kimberly                                        100            $387.35
1673    Paulsen-Steele Co. Retirement Trust                   5,946         $55,000.00
1929    Pavich, Michael D.                                       32            $372.00
 661    Payne, Terry                                          1,000          $8,601.93
3287    Pearson, Ronald J & E. Lelaine                          100          $1,250.00
1970    Peart, Harold O.                                        700          $9,562.50
3765    Pecharich, William J                                    700          $6,300.00
3419    Pedersen, Karen M. (a)                                  480          $4,163.61
 737    Pedersen, Roy K.                                        100          $1,067.15
3758    Peiffer, Douglas fbo Piper Jaffray                      100          $1,238.00
2490    Perry, Jason                                          1,700          $9,350.00
3881    Petersen, Doris C.                                      200          $1,950.00
 357    Petersen, Frank W.                                    1,000          $3,708.35
2972    Peterson, Bruce R & Sheryl L.                           100            $862.50
 707    Peterson, Earl E. & Sylvia E.                            75            $975.00
 786    Petras, Helena                                          200            $691.09
2928    Petry, Edwin L.                                         300          $1,914.56
1415    Petty, Stephen Sole Proprietor
           Emp. Mpp. Plan                                       650          $5,698.25
1873    Phalin, Thomas L                                        500          $1,227.50
1052    Phillips, Ronald L.                                     100            $900.00
1486    Pickett, William A.                                     850          $5,916.00
1965    Pierce, Richard S.                                    1,200          $5,050.00
 477    Pike, Raymond D.                                      2,200         $19,985.00
1461    Pilkington, Peter J.                                  1,400          $5,687.50
3302    Pingree, George C                                     5,650         $34,921.00
4468    Pingree, Marjorie C.                                  1,000          $6,000.00
 419    Pinson, Richard P.                                      400          $2,125.00
1336    Piper Jaffray A/C 340-319310-050
           Gorman IRA                                           200          $1,550.00
3247    Piper Jaffray (a) - Custodian for
           Jeffrey L. Anderson                                  200          $1,975.00
 757    Piper Jaffray - Custodian for
           Joan Seiler IRA                                      100            $662.50
 760    Piper Jaffray - Custodian for
           Larry E. Fie                                         200          $1,950.00
3247    Piper Jaffray (d) - Custodian for
           Richard N. Ross                                      200          $1,825.00
3247    Piper Jaffray (f) - Custodian for
           John D. Vetterll                                     200          $1,675.00
3247    Piper Jaffray (g) - Custodian for
           Wasatch Physicians                                   100            $987.50
3247    Piper Jaffray (l) - Custodian for
           James S. Gilley                                      400          $3,325.00
3228    Piper Jaffray Custodian for
           Dr. Joseph B. Fahey                                1,150          $4,213.00
3233    Piper Jaffray Custodian for
           Stephen T. Pushing                                   200          $2,475.00
3236    Piper Jaffray Custodian for
           Calvin E. Traver                                     200          $1,300.00
3240    Piper Jaffray Custodian for
           Dr. Anthony Ferrara                                  200          $1,800.00
4478    Piper Jaffray FBO Douglas Peiffer IRA                   100          $1,238.00
3241    Piper Jaffray Custodian for
           Sharon L. Ferrara                                    200          $1,800.00
2413    Plaizier, Rex R                                         500          $1,955.00
4059    Planeta, Alan T (a)                                   1,100          $5,151.25
4230    Platt, Bradley D. (b)                                   200          $1,550.00
2503    Pless, Wilbur & Phoebe                                2,000         $18,125.00
 750    Plozai, James (a)                                       500          $1,812.50
 750    Plozai, James (b)                                       500              $0.00                           $0.00
 717    Plumley, Michele M.                                     600          $3,539.00
3417    PNG Partnership (b)                                   2,000         $16,662.50
 393    Pobanz, Gretchen Custodian for
           Lucas Pobanz                                         100            $995.10
3120    Pobanz, Roger P. & Judy A.                              150          $1,425.00
4314    Polakowsdi, James & Sherlock,
           Cori-Beth                                            200          $1,560.00
3230    Polansky, Thomas J. & Agnes I.                        1,000          $7,200.00
1469    Popp, Janice R.                                       1,000          $6,875.00
3288    Poser, Eugene F.                                        200          $1,000.00
4339    Posik, Emma *DISPUTED*                                  500              $0.00
                                                                            *DISPUTED*
 935    Poth, Thomas R.                                       1,700         $10,682.50
2521    Poulson, Randall                                        200          $1,550.00
3297    Power, Jean M.                                          300          $1,987.50
3242    Powers, Germundson, Kanusik &
           Wiemers                                            1,500          $6,750.00
3225    Powers, Germundson, Kanusik &
           Wiemer                                               500          $3,750.00
 391    Powers, Linda Elmore                                    700          $5,425.00
 392    Powers, Tunstall C. Jr.                               1,000          $3,625.00
3219    Pressentin, James F.                                    500          $3,437.50
 942    Prichard, Bert L. & Ruth                              4,655         $23,312.50
2939    Pugsley, Mary Ellen H. Custodian
           Clara M. Pugsley                                     100          $1,012.50
2942    Pugsley, Mary Ellen H. Custodian
           Eliza Pugsley                                        100          $1,012.50
2940    Pugsley, Mary Ellen H. Custodian
           Jacob S. Pugsley                                     100          $1,012.50
2941    Pugsley, Mary Ellen H. Custodian
           Joseph H. Pugsley                                    100          $1,012.50
2938    Pugsley, Mary Ellen H. Custodian
           Seth H. Pugsley                                      100          $1,012.50
1909    Puppe, James L.                                         100            $900.00
2411    Quast, Eugene E & Carol                                 200          $1,688.55
1364    Quiter, George W. & Marilyn Anne                      1,000          $8,594.50
4237    Radintz, Henry Charles (b)                              250          $2,093.75
3833    Radtke, John E. Custodian for
           Justin Radtke                                        200          $1,450.00
 580    Ragazzo, Raymond A. & Clara J.                          100            $886.69
 629    Raisher, Scott A.                                       100            $687.50
 801    Rajcany, Rebeca B.                                       25            $400.00
2568    Rand, Edward John & Palm J.                             100          $1,087.50
 447    Ransom, Bruce H. & Miriam F.                            300         $18,375.50
4106    Rapp, Frank D & Diann                                   100          $1,300.00
3119    Rauch, Janet M.                                         500          $4,500.00
3118    Rauch, Janet M. (IRA)                                   300          $2,793.75
1445    Raulich, Dennis                                         300          $2,400.00
1252    Rauschenfels, Mark A.                                   100            $900.00
3032    Raynor, David                                         1,000          $6,875.00
 888    Reddin, G. Randall                                    1,500         $11,812.00
1921    Reed, Richard & Theresa                                 350          $3,400.00
2197    Reed, Wm. G. Jr.                                      2,000          $8,109.45
 804    Reese, Selwin A. & Frances G.                           185          $1,935.00
3199    Reierson, Paul                                          225          $2,137.50
4418    Reiman, Lee & Mary Lee                                  400          $2,000.00
4417    Reiman, Mary Lee (b)                                 20,500         $38,471.00
2918    Rein, Randal J. & Diane Milberg                         600          $7,200.00
 977    Reinig, Leon                                            200          $2,500.00
1837    Reiter, Otto J & Raiola P                                54            $550.00
4559    Renken, Melvin H. & Marian                              100            $787.50
3218    Reno Radiological Profit Sharing Plan                 2,718         $32,616.00
 589    Revoir, Albert H. & Joann M. (a)                        500          $1,762.50
 589    Revoir, Albert H. & Joann M. (b)                      5,000              $0.00                           $0.00
3415    Reynolds, James D. (IRA)                                400          $2,650.00
4108    Rich, Kristin                                           113          $1,273.85
1144    Rich, T. Michael                                        500          $6,250.00
1940    Richards, Thomas J.                                     216          $2,480.00
1269    Richards, W. Thomas (b)                               9,000         $33,386.33
1004    Richters, Roger A                                       300          $2,100.00
2410    Ricker, Dorothy A. Custodian for
           Michael C.W.  (a)                                    100            $675.00
2410    Ricker, Dorothy A. Custodian for
           Mallory B. (b)                                       100            $675.00
 405    Rieben, Gary D.                                         100            $875.00
1308    Riley, Phyllis M.                                       100            $824.10
1462    Riley, Wallace D. & Dorothy C. (b)                  100,000              $0.00                           $0.00
 745    Ripp Distributing                                     1,000          $9,375.00
2103    Ripp Distributing Inc.                                1,000          $9,375.00
4143    Rivard, Allen J.                                        200          $1,725.00
 644    Roberts, George W.                                      200            $675.00
1172    Roberts, June W.                                        100          $1,250.00
 595    Roberts, Maxwell & Eleanor                              500          $1,750.00
2370    Roberts, Neil C.                                        400          $1,747.19
1287    Robertson, Mary J. Trust U/A                          1,000          $6,750.00
2578    Robinson, James E. & Karen D.                           300          $3,150.00
3891    Robinson, Susan Beneficiary of
           Robinson, Herbert                                  1,000          $9,570.43
3832    Rock, Gene F.                                           100            $787.50
1328    Rogers, Alleta M.                                       120            $922.50
4031    Rogers, Roy T.                                        4,000              $0.00                          $0.00
2717    Roller, Erhard P & Edith L                              200          $1,875.00
2148    Ronyecz, Albert                                       1,200              $0.00                          $0.00
3252    Rose, Barbara W.                                        200          $1,448.40
4158    Rose, Dorothy Louise                                    200          $2,700.00
 304    Rowady, Julia A.                                      4,000         $27,054.84
 768    Rowady, Lewis (b)                                     4,500         $13,500.00
1073    Rubin, Bernard & Gloria (b)                          12,500              $0.00                            $0.00
2936    Ruch, Marlyn M.                                         250          $3,064.20
3682    Ruebke, Ethel                                           100            $537.50
1340    Ruggieri, Anthony & John                                400          $3,608.83
2261    Rukavina, Nick & Kathryn                                594          $6,166.88
2407    Rukavina, Nick & Kathryn                                108          $1,622.50
3871    Rupp, Judith L.                                          54            $648.00
3011    Russell, Martha                                         700          $2,669.01
4372    Ryan, Thomas C. Executor Estate of
           Mary C. Ryan                                       1,000          $3,779.88
 936    Ryzenga, Marjorie & Raymond                             100            $674.88
 671    Saalfrank, Charles W. Jr.                               225          $1,912.50
 672    Saalfrank, Susan L. IRA                                  85            $765.00
3140    Sadeghi, Jahangir & Mahnaz, Badihian                    700          $6,037.50
 769    Samowitz, Moses                                          22            $200.00
1846    Samuelson, Richard (a)                                1,000          $3,300.00
1846    Samuelson, Richard (b)                               10,000              $0.00                           $0.00
3809    Sandberg, Elaine                                        400          $2,900.00
3811    Sandberg, Elaine                                        500          $6,250.00
3807    Sandberg, Steven & Elaine                               300          $3,450.00
3808    Sandberg, Steven & Elaine                               200          $1,400.00
3414    Sande, Earl E. (b)                                    2,800         $21,255.74
3413    Sande, Ruth E.                                        1,200          $8,753.13
1696    Sander, Wayne C.                                        100            $900.00
1447    Sanders, Roger J. (a)                                 1,000          $2,790.60
1447    Sanders, Roger J. (b)                                 2,000              $0.00                          $0.00
4227    Sapp, Rose M.                                           225          $3,065.63
2455    Sather, Palmer E. &  Darr Ell                           100          $1,150.00
1720    Saul, Andrew                                            200          $6,281.00
3412    Saveraid, Steven K.                                     450          $4,462.50
1230    Scarbrough, Alvin & SherLean                            100          $1,000.00
4821    Scarlis, John                                           610          $7,320.00
 548    Scheel, Roy K. & Marie J.                               100            $525.00
1662    Scheffler, Gertrud                                      300          $2,362.21
 478    Schirmer, Wayne C. & Mary Tess                          200          $1,800.00
2926    Schlater, Melvin L. & Patricia R                        100          $1,127.50
3968    Schlichting, James                                      400          $1,379.00
 542    Schon, Matt J.                                        1,000          $9,600.00
3552    Schroeder, Lee (c)                                      400          $3,300.00
3773    Schultz, Mary K                                         100            $737.50
1079    Schumann, James E. (a)                                1,700          $8,724.80
4030    Schuster, Leo A.                                        100            $625.00
 638    Schwartz, Jane E. & Amy C.                              500          $1,432.50
 615    Schwartz, Jennifer L.                                   500          $1,432.50
 394    Schwei, Robert M.                                     1,000          $8,884.91
 328    Schweizer, Frank                                        100            $835.00
 680    Seichter, Myra M.                                       185          $1,986.25
1670    Shank, David W.                                         200            $790.35
1671    Shank, David W.                                         300          $1,950.00
 348    Sharp, Richard P.                                     1,000          $8,625.00
3573    Shatto, Kirk A.                                       5,000              $0.00                          $0.00
1476    Shea, Doris B.                                          100          $1,262.50
 906    Sheaffer, William O. & Doreene S.                     4,400          $4,767.08
1449    Shearhouse, Richard E. & S. Gale                        500          $3,500.00
2489    Sheda, Anthony & Paulette (b)                         5,440         $18,639.00
1171    Sheldon, A. Penn                                        300            $900.00
1997    Sherman, David Herschel                                  11            $132.00
1998    Sherman, Graham D.                                       11            $132.00
1996    Sherman, Jon W.                                          11            $132.00
1999    Sherman, Oleta B. *DISPUTED*                             48              $0.00
                                                                            *DISPUTED*
2000    Sherman, Oleta B.  *DISPUTED*                            57              $0.00
                                                                            *DISPUTED*
2001    Sherman, Oleta B. *DISPUTED*                             54              $0.00
                                                                            *DISPUTED*
2524    Shirey, William J.                                      100          $1,012.50
 748    Shirley Building Partnership                            100          $1,222.61
1298    Short, Robert R. (Trustee for
           Family Trust)                                        100            $400.00
1299    Short, Robert R. (Trustee for
           Family Trust)                                         54          $1,000.00
 547    Siedler, Thomas A. (IRA)                                500          $1,892.50
 455    Silcox, Carrie E.                                         5             $60.00
 751    Silks, John M.                                          300          $3,065.00
2154    Sillers, John S. & MaryLou                            1,000          $6,125.00
 368    Silverman, Orlin E.                                     200          $2,500.00
4494    Simmons, Jim (b)                                        100          $1,275.00
 628    Simon, Vincent S.                                     2,000         $20,495.16
 878    Simone, Jack L.                                         100            $854.00
3410    Simons, Robert A.                                       800          $7,727.85
3411    Simons, Susan J.                                        300          $2,400.00
 889    Sisters of Mercy of the Holy Cross                      200          $1,250.00
3684    Sjursen, Darlyn                                         100            $713.00
2969    Skoglund, Lawrence J.                                   100          $1,250.00
1502    Slosberg, Bernard & Florence                            600          $5,098.60
1358    Sloup, Lori A.                                           80            $600.00
1357    Sloup, Stephen L.                                        80            $600.00
2073    Slusser, William R. & Eleanor L.                        500          $5,011.66
3476    Smiley, Richard M. & Beryl J.                           400              $0.00                          $0.00
3477    Smiley, Richard M. & Beryl J.                           250          $2,691.75
3478    Smiley, Richard M. & Beryl J.                           100            $587.50
3479    Smiley, Richard M. & Beryl J.                           100            $376.50
2384    Smith, Alan                                             100            $425.00
1016    Smith, Alan Paul                                        100            $425.00
1255    Smith, Frank L.                                          25            $162.50
1251    Smith, Jeanne C.                                         66            $429.00
 825    Smith, John Charles                                      14            $299.00
3802    Smith, Lawrence L. & Karen L.                         1,000          $8,812.50
3483    Smith, Redd H. & Janet B.                               200          $1,270.60
4287    Smith, Richard E. Jr. & Allison W.                      100          $1,000.00
2209    Snider, Jack R                                          350          $3,465.00
 591    Snyder, John (a)                                        100            $275.00
 591    Snyder, John (b)                                        400              $0.00                          $0.00
 985    Socha, Jr., Stanley J & Carol H                         179          $1,168.75
1674    Soffe, V.C. & Sons, Inc.                              1,903         $35,000.00
2212    Solfelt, Jody Ann                                       200          $2,500.00
2213    Solfelt, Robert J                                       200          $2,500.00
 808    Sound Truck Equipment, PSP                            2,000         $13,616.00
3439    Spangler, Robert H.                                     500          $1,814.85
1584    Sparr, Nels Clifford (Revocable TR)                   4,000         $13,292.35
 560    Speidell, Nello J.                                      200          $1,625.00
 708    Springan Inc.                                           100            $537.50
3866    Spry, Ruthagene I.                                       11            $132.00
1865    Squire, George V.                                     2,000         $10,961.70
 511    St. Hilaire, Raymond J. & Gloria M.                     200          $2,587.50
3937    Stack, Gary M.                                          100          $1,250.00
3936    Stack, Susan B. Cation                                  100          $1,250.00
 376    Stamp, Dean B.                                          400          $1,187.50
1629    Stanford, Martin S.                                     500          $4,585.20
3723    Stapleton, David J.                                   1,000         $11,850.50
1002    Starup, J. Douglas                                      200          $2,825.00
3743    Stauffer, Melvin J                                      270          $2,637.75
1665    Steele, Everett E                                       300          $1,200.00
 303    Steele, Paul E.                                       1,000          $3,708.35
2125    Steele, Scott P.                                        300          $1,912.50
2003    Steffen, Frederick Allen                                100            $875.00
 557    Stein, Frank                                             92          $1,104.00
3091    Stepanek, Steven H. (b)                                 500          $2,156.25
3091    Stepanek, Steven H. (c)                               2,000              $0.00                          $0.00
1627    Steward, Phyllis B.                                     100            $650.00
3409    Stewart, Chuck                                          600          $5,325.00
3655    Stewart, Kevin B.                                       100            $450.00
 903    Stieber, James A. & Henrietta                           100          $1,100.00
 583    Stoecker, Vern & Muriel                               1,000          $3,919.45
3408    Stone, Arch D.                                        1,100         $13,716.00
 383    Stone, Harry A.                                       3,000          $9,567.00
 655    Stordock, Dolores A.                                    100            $900.00
2226    Stordock, Pavim                                         200          $1,500.00
4317    Storti, P. Fred                                         100            $900.00
 911    Straley, Kathy (a)                                    2,000         $20,125.00
3932    Strandberg, Peter B.                                  1,000          $8,250.00
 355    Strege, Melvin A.                                       200          $2,643.98
1056    Stroble, Donald L. & Kenneth A.                       2,000         $24,523.90
1514    Stroble, Merton & Carol                               2,000         $24,523.90
 459    Struble, Helen E.                                       400          $2,911.17
2311    Struhs, Barbara A.                                      400          $1,775.00
3316    Strung, Jon                                             100          $1,350.00
 781    Stuart, Roger K. *DISPUTED*                             547         $10,125.00
                                                                            *DISPUTED*
3407    Sturdevant, Linda                                       400          $2,634.00
 687    Sturges, Jonathan T.                                    100            $677.00
2473    Sturgis, Robert E. *DISPUTED*                         2,600              $0.00
                                                                            *DISPUTED*
1318    Sueoka, Mary Louise                                      11            $200.00
3208    Suess, Robert C. & Helen                              5,000         $43,000.00
2558    Sukut, Darwin L.                                        100            $789.00
 978    Sullivan, Paul R & Kathleen M                         1,000          $6,480.00
2178    Sun Trust Bank Augusta, NA                              400          $2,125.00
3198    Sundberg, Richard                                       500          $4,250.00
4279    Swaney, William & Wilma (b) *DISPUTED*                                   $0.00
                                                                            *DISPUTED*
3879    Swaney, William I. & Wilma E.
           *DISPUTED*                                                            $0.00
                                                                            *DISPUTED*
 443    Swaney, William I. & Wilma E.
           *DISPUTED*                                           300          $4,237.50
                                                                            *DISPUTED*
3878    Swift, Patrick L.                                       100            $800.00
2572    Szalewski, Gregory V. & Karen L.                        100            $800.00
 570    Talley, Rodney W.                                        54          $1,885.08
1467    Tallman, William R., Sr.                                100            $730.00
1591    Tangaro, June                                            54            $562.50
1984    Tannous, Jamil                                          200            $950.00
 933    Taras, Chester F. Sr.                                   100            $562.50
3075    Tario, Gregory James                                    100            $812.50
2509    Thill, Brian                                            150          $2,062.50
 567    Thomas, Joan                                            200            $750.00
1023    Thomas, Marian E.                                       200          $1,248.18
1024    Thomas, Marian E. (Louis E.
           Thomas, Deceased)                                    200          $2,573.98
1025    Thomas, Marian E. (Louis E.
           Thomas, Deceased)                                    200          $2,775.00
1026    Thomas, Marian E. (Louis E.
           Thomas, Deceased)                                    200          $2,525.00
1020    Thompson, Kent C.                                       400          $1,905.35
1019    Thompson, Kent C. DDS, Inc.                             200          $2,098.45
1018    Thompson, Kent C. TTEE Living Trust                     135              $0.00
4308    Thompson, Lucy B.                                       100            $875.00
1145    Thompson, Ronald O.                                     100            $253.00
3000    Thorp, Paul E.                                          100            $725.00
4416    Thuwaini, Haitham                                    60,000              $0.00                          $0.00
1948    Toenjes, Richard D. & Barbara M.                        100          $1,412.50
 803    Tolman, Leon M.                                         416          $3,986.76
1589    Toman, Peter (a)                                      4,000              $0.00
2038    Toolen, John F.                                          30            $300.00
1193    Tootalian, Louise & S. Sam                            2,000          $5,684.61
3745    Totorica, Gloria                                        200          $1,850.00
1596    Touchette, George F                                   5,000              $0.00                          $0.00
3406    Trammel, Leroy O. & Maxine H. (b)                     3,120         $21,882.35
4554    Trans Corp., Inc. (a)                                42,500        $114,414.83
4554    Trans Corp., Inc. (b)                                90,000              $0.00                          $0.00
1534    Traughber, Paul                                         200          $1,900.00
 364    Travis, James A.                                        250          $2,000.00
 413    Tucker, Andrew S.                                       500          $3,005.88
1638    Tucker, Rebecca H.                                      200          $1,562.50
3073    Tullis, Patricia H.                                     100            $725.00
 926    Turcotte, Clifford & Aurelia                            400          $3,050.00
2328    Underwood, James A. Jr.                                 200          $2,500.00
3404    Union Park Methodist Scholarship Fund                   500          $4,625.00
3405    Union Park Methodist VJ Fund                          1,000          $9,250.00
3403    Union Park Methodist Wills Acct                       1,000          $8,176.76
4041    Urschitz, Bette M                                     1,000              $0.00                          $0.00
1125    Utah Symphony                                           200          $2,025.00
1112    Vaklyes, Edmond J. Jr.                                  400          $3,500.00
 371    Valentine, Bruce                                        300          $2,200.00
 338    Valpey, Raymond W. M.D.                               1,000          $8,000.00
 643    Van Amringe, Jon E.                                     900          $4,571.52
 373    Van Pelt, Tunis C. & Sheryl S.                          200          $2,500.00
 437    Van Soelen, Robert                                      100          $1,250.00
2342    Varga, Grace E.                                         200          $1,575.00
2343    Varga, Stephen A.                                       300          $2,362.50
2990    Ventura, Anthony L.                                     200            $850.00
 743    Verticchio, David                                     1,000          $6,355.00
3733    Vieburg, James S                                      4,400         $35,875.00
3401    Vigen, David C. (b)                                     200            $550.00
4144    Virgili, John A.                                      1,000          $2,340.00
 617    Vogel, Helen L.                                         100            $900.00
3400    Vogen, Barbra D.                                      1,425         $13,162.50
3398    Vogen, Clifford S.                                      350          $3,281.25
3399    Vogen, Clifford S. & Barbra D.                        1,200         $11,337.50
1746    Von Der Ahe, Wilfred L., Jr.                          7,625              $0.00                          $0.00
2933    Von Weiland, John C.                                    150            $999.06
1038    Vos, Ralph R. & Agnes R.                                400          $2,425.55
4538    Votava, Rita A. (b)                                     100          $1,150.00
4552    Vuksinick, Louis M.                                     270          $1,923.75
 732    Waddell, Gordon K.                                      230            $953.75
 611    Wade, Nate *DISPUTED*                                   657          $5,282.00
                                                                            *DISPUTED*
3021    Waechter, Thomas A.                                     300          $1,087.50
3289    Wagner, Dennis & Judith                                 800          $4,725.00
1630    Wagner, William S. & Paricia A.                         300          $2,362.51
 766    Waldemar P. Schmitz Trust                             2,400          $8,020.03
4443    Walling, Greg T.                                        300          $2,700.00
2312    Wang, Shin Ho                                           300          $1,875.00
 462    Wanzer, Edna *DISPUTED*                                 811              $0.00
                                                                            *DISPUTED*
1312    Ward, H. Stan                                           600          $3,984.20
1356    Ward, Judith K.                                         500          $4,293.25
4350    Wardley, Naomi & Wagner, Pat                            206          $2,460.00
1239    Warpehoski, Jerome E                                    100          $1,250.00
 409    Wasserman, David S.                                   1,000          $7,620.00
 620    Watanabe, Shoji                                         200          $1,154.00
3863    Weber, Donald L.                                        200          $2,725.00
2308    Weesner, John D.                                      3,100         $11,017.17
2929    Weiland, Robert James (b)                               300              $0.00                          $0.00
 435    Weingartner, Gerard J.                                  100            $875.00
4021    Weinstock, William & Pamela F                           300          $1,524.81
1931    Wells,  Ralph E. Jr.                                    240          $3,090.00
1309    Welte, Richard F.                                     1,000          $9,225.00
2604    Welton, Herbert A. (a)                                  200          $2,500.00
1289    Werner, Ewhen & Helena                                  500              $0.00                          $0.00
 438    Wernert, Robert P.                                    5,000              $0.00                          $0.00
 633    Weymouth, James L. & Roberta S. (b)                   9,400         $57,057.10
 824    Whalen, Harry F. & Hilda P. (d)                       1,000          $2,460.88
3847    Whalen, Robert J.                                       100          $1,262.50
1719    Whealen, Paul N. & Mary Jo                            3,000         $23,500.00
3371    Whipple, Virginia L. (b)                              1,100          $7,850.00
1831    White, Ana Josefina Aranno                            1,000         $13,390.76
1583    White, Donald L & Nancy S                               800          $9,122.65
 616    White, Marvin A.                                        200          $2,500.00
1832    White, Robert Pringle                                 4,000         $24,573.14
1899    Whitedove, Theresa  formerly
           Theresa Berry                                     15,000              $0.00                          $0.00
 424    Whiting, Betty L.                                       500          $6,250.00
3227    Wickesser, Margo Mary                                   300          $2,700.00
 877    Wiese, Robert D.                                      1,000          $3,700.00
 454    Wilcox Ralph L.                                         100            $808.25
1966    Wilking, James H.                                     2,000          $7,662.30
1471    Williams, Charles R. & Colette                           76            $521.25
1137    Williams, Charles T.                                    500          $3,392.50
1138    Williams, Charles T. IRA                                500          $3,392.50
4542    Williams, Dan R.                                        340          $4,250.00
3990    Willis, David L.                                        100            $900.00
2544    Willmann, Carl V.                                       295          $2,459.38
1978    Wilson, Martin D. & Diane D.                            400          $1,600.00
 886    Wilton Savings Bank (Trustee) (b)                       400          $3,100.00
1552    Wineman, Edward S & Helen S                           2,000         $14,104.00
3653    Wisneski, Janet                                         100            $542.50
2464    Wohlwend, Marcia & Steven                             2,550         $27,943.75
3251    Witwer, Todd L.                                         350          $3,655.13
1282    Wojcik, Michael J.                                      100            $288.00
3359    Wolf, Melvin (a)                                      2,500         $11,250.00
1206    Wolfe, Barney G. & Arla                                 500          $4,262.50
3031    Wolfe, Samuel                                           300          $1,987.30
2992    Woodruff, E. Kelani                                     200          $1,650.00
2930    Woods,  John Dr. Trustee fbo Anesthesia
           Associates of Westerville Prof.                      500          $3,239.58
 346    Workman, John H. & Ruth A.                            2,000         $15,625.00
2113    Worthen, Michael J. & Dea L.                             54            $648.00
 596    Wu, Nancy L.                                            500          $2,000.00
 579    Wu, Shih-Chung                                        1,000          $4,750.00
1005    Wurzburg, Sid                                           200            $994.00
2315    Wynn, Tim *DISPUTED*                                                     $0.00
                                                                            *DISPUTED*
 574    Wynn, Timothy D.                                        700          $9,485.00
1603    Yallaly, Jules G                                         75            $665.13
1844    Yoder, Earl M.                                       20,000              $0.00                          $0.00
1995    Yokum, Lee (a)                                        3,800         $24,175.00
3457    Young, Grant L. IRA (Raymond
           James & Assoc)                                       100            $862.50
 777    Zanzig, William N. & Patricia T.                      1,200          $5,738.02
3363    Zeiger, Robert                                          233          $1,574.50
3920    Zenchak, Jonna R. Wickesser                             300          $2,700.00
1545    Zepp, Timothy M                                         800          $2,825.00
3020    Zormier, Cloud L.                                       200          $1,975.00

                    TOTAL:                                3,032,699      $7,587,223.82

---------------
A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LPE
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities